UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6872
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2019

Date of reporting period:  February 28, 2019

Item 1. Reports to Stockholders.
PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	4
Pzena Long/Short Value Fund	6
Pzena Small Cap Value Fund	8
Pzena International Small Cap Value Fund	10

Pzena Mid Cap Value Fund
Portfolio Allocation	12
Schedule of Investments	13

Pzena Emerging Markets Value Fund
Portfolio Allocation	14
Schedule of Investments	15
Portfolio Diversification	17

Pzena Long/Short Value Fund
Portfolio Allocation	18
Schedule of Investments	19
Schedule of Securities Sold Short	21

Pzena Small Cap Value Fund
Portfolio Allocation	23
Schedule of Investments	24

Pzena International Small Cap Value Fund
Portfolio Allocation	26
Schedule of Investments	27
Portfolio Diversification	29

Statements of Assets and Liabilities	30

Statements of Operations	32

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	34
Pzena Emerging Markets Value Fund	35
Pzena Long/Short Value Fund	36
Pzena Small Cap Value Fund	37
Pzena International Small Cap Value Fund	38

Statement of Cash Flows – Pzena Long/Short Value Fund	39

Financial Highlights
Pzena Mid Cap Value Fund	40
Pzena Emerging Markets Value Fund	42
Pzena Long/Short Value Fund	44
Pzena Small Cap Value Fund	46
Pzena International Small Cap Value Fund	48

Notes to Financial Statements	50

Report of Independent Registered Public Accounting Firm	61

Expense Example	62

Information about Trustees and Officers	64

Approval of Investment Advisory Agreement	67

Notice to Shareholders	70

Privacy Notice	71

Dear Shareholder:

As last year’s fiscal year came to a close, investors seemingly had the wind at their backs. Stocks were strong across the globe. Economic growth combined with solid corporate results fueled the emerging markets, and positive economic data and tax reform helped the US along. The macro environment across other developed markets also continued to strengthen. February 2018 marked a turning point, however. It was remarkable how quickly the tide turned despite so much positive news coming from the corporate sector. More hawkish telegraphing from the US Federal Reserve seemed to light the fuse, and investors became increasingly agitated by a growing chorus of negative headlines that included monetary tightening, rising interest rates, trade wars, BREXIT, whipsawing oil prices, and political dysfunction, to name a few. By the end of this fiscal year – February 2019 – non-US markets across the developed and emerging markets were down high single- to low double-digits. The US managed gains, but it took strong returns in January and February to offset widespread weakness across the year, which was punctuated by considerable declines in October and December.

Value stocks again lagged across developed markets. Economically sensitive sectors and businesses facing the most controversy fared worst. As such, we believe that the probability for a value resurgence has grown to extremely compelling levels. Cyclicals in the emerging markets, however, held up somewhat better, and value outperformed. Nonetheless, emerging markets still stand out for the compelling valuations of the cheapest quintile relative to the universe.

The underperformance of a style or approach can be challenging, but it’s important to keep a long-term perspective. Historically, wide valuation differentials have preceded periods of significant value outperformance. By our estimation, the valuation dispersions between the cheapest and most expensive stocks1 expanded in most markets, leaving them at extreme levels reached only three other times over the last 40 years. The long-term track record of value is compelling and reminds us why it is an important component to a well-balanced, thoughtfully constructed portfolio. One that will be well positioned over the years ahead.

We thank you for investing with us. As always, we are committed to our philosophy of value investing with a long-term outlook. We have persistently sought to exploit the opportunities created by widening valuation spreads and are excited by the range and scope of good companies that are in our Funds. The key is always the same: identify a business under a near-term cloud, but with a solid franchise, and an identifiable path to earnings normalization. The pages that follow discuss the performance of our Funds and the opportunities that lie ahead. We welcome your comments and feedback.

Best regards,

Pzena Investment Management, LLC

[1]
Based on our analysis of dispersion between the 20% lowest valued versus the 20% highest valued shares in our developed world universe – the ~1,600 largest stocks, equally weighted by market capitalization – on a price-to-book basis. Price-to-book is a ratio comparing a firm’s market price to its book value. The book value of a company is the total value of the company’s assets, minus the company’s outstanding liabilities.

Pzena Mid Cap Value Fund
Commentary
February 2019

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2019.

	Three	Six	One	Three	Since Inception
	Months(1)	Months(1)	Year	Years	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	-0.08%	-9.11%	-8.12%	12.07%	5.56%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	-0.09%	-9.02%	-7.82%	12.41%	5.87%
Russell Midcap® Value Index	1.86%	-3.98%	2.63%	12.58%	7.24%

(1)  Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares.

PZVMX Expense Ratio – Gross: 3.71%
PZVMX Expense Ratio – Net: 1.26%*

PZIMX Expense Ratio – Gross: 2.84%
PZIMX Expense Ratio – Net: 0.91%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2018.

*	Pzena Investment Management, LLC, the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2019.

US equity returns were broadly positive during the past fiscal year, however, trade war tensions and US economic growth concerns led to heightened volatility, especially toward the end of 2018. For the 12 months ended February 28, 2019, value underperformed growth across the market cap spectrum, but the disparity was most acute among mid cap companies. As value investors, the Pzena Mid Cap Value Fund’s (the “Fund”) underperformance reflected the market’s preference for companies viewed as delivering reliable growth irrespective of valuations, and those that provided stability and yield. Companies that disappointed in delivering growth were severely punished, even if the underlying businesses remained healthy.

In aggregate, health care and financials positions detracted most. In health care, generic pharmaceuticals company Mylan N.V. (“Mylan”) was the largest detractor, falling after the company received an FDA warning letter regarding a manufacturing facility and weak 2019 guidance. We continue to hold Mylan,

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2019

seeing significant self-help opportunities and a stabilization in generic drug pricing underpinning earnings normalization. Negative results within financials were driven by idiosyncratic stock-specific issues. The Fund’s largest individual detractor was US oil services company, National Oilwell Varco, Inc. (a new buy in 2018). Oil prices fell in the fourth quarter of 2018 and the company reported weaker-than-expected results due to an inability to pass through higher raw material and labor costs. The company hosted an analyst day displaying an impressive array of market leading technologies and a strong balance sheet. The company is a late cycle energy company, which is cheap based on our estimate of normalized earnings, and we continued to build our position on the weakness.

Positions in producer durables were the Fund’s main contributors, led by Carlisle Companies, Inc. (“Carlisle”) and KBR, Inc. (“KBR”). Carlisle, an industrial conglomerate with strong positions in commercial roofing, aerospace components, and various other businesses, was a strong contributor on double digit organic growth in roofing and the Interconnect division (which is approximately two-thirds aerospace-related). KBR, the engineering and construction company, with a focus on government services and liquified natural gas (LNG), appreciated after reporting strong earnings driven by strong organic growth in its Government Services unit on higher defense spending, better margins and a lower tax rate.

During the fiscal year, we initiated several new positions in the Fund, most notably National Oilwell Varco, Inc. (discussed above), Fifth Third Bancorp (“Fifth Third”), Newell Brands, Inc. (“Newell”), and AXA Equitable Holdings, Inc. (“AXA”). Fifth Third Bancorp is a regional bank that has been executing on several strategic initiatives and has been improving its balance sheet mix, product offerings, and customer experience. Capital levels remain elevated, and we believe there is a significant opportunity for capital return in excess of earnings. Newell is a consumer products company that recently merged with Jarden and now owns a collection of well-known brands including Graco, Coleman, Rubbermaid, and Calphalon. Integration issues, the sudden bankruptcy of Toys-R-Us, and inventory tightening by office superstores pressured sales and margins. The long-term profit history of the brands bolsters our belief in the durability of the franchise, and management has a credible plan to sell the non-core brands to reduce leverage, which enabled us to purchase this diverse set of brands at what we believe to be an attractive valuation. We participated in the IPO of AXA, a life insurer that specializes in variable annuities and owns a majority stake in AllianceBernstein Holding L.P. We believe the stock is priced well below the midpoint of the initial expected range due to general discomfort with companies that sell variable annuity products. We view AXA as a well-capitalized franchise with strong captive distribution that generates an attractive return on capital.

To help fund our purchases, there were several notable sells during the fiscal year. We exited XL Group, Ltd. as it rallied on news that it was being acquired by AXA S.A., and did the same with Validus Holdings, Ltd. as American International Group, Inc. acquired it. We eliminated our position in Micro Focus International PLC, which spun out of Hewlett Packard Enterprise Co. a year ago, as we were concerned about the deterioration in its operations. We sold Superior Energy Services, Inc. and used proceeds to build our position in National Oilwell Varco, Inc. We also exited Lamar Advertising Co., Hanover Insurance Group, Inc., and Willis Towers Watson PLC, all on valuation.

The markets have exhibited continued volatility and increased fear of cyclical companies has set in, enabling us to purchase several great franchises at what we believe are cheap prices. Our Fund remains skewed toward economically sensitive stocks, many with self-help opportunities.

Mutual fund investing involves risk. Principal loss is possible. Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Mid Cap Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with higher price-to-book ratios and higher forecasted growth rates.  An index cannot be invested in directly.

Pzena Emerging Markets Value Fund
Commentary
February 2019

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2019.

	Three	Six	One	Three	Since Inception
	Months(1)	Months(1)	Year	Years	(3/31/2014)
Pzena Emerging Markets Value Fund – Investor Class (PZVEX)	5.37%	2.04%	-6.95%	17.29%	2.19%
Pzena Emerging Markets Value Fund – Institutional Class (PZIEX)	5.49%	2.26%	-6.57%	17.62%	2.48%
MSCI Emerging Markets Index – Net USD	6.11%	0.33%	-9.89%	15.04%	3.57%

(1) Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares.

PZVEX Expense Ratio – Gross: 2.07%
PZVEX Expense Ratio – Net: 1.61%*

PZIEX Expense Ratio – Gross: 1.76%
PZIEX Expense Ratio – Net: 1.26%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2018.

*	Pzena Investment Management, LLC, the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2019.

Emerging market equities were down over the trailing fiscal year and lagged the developed markets. Trade fears, whipsawing oil prices, tighter Federal Reserve monetary policy, and the risks these dynamics pose for capital account balances tested emerging market economies. A strong relief rally in the beginning of 2019 partially helped performance, but most markets declined. Stocks in Turkey were down the most on political instability, and China’s weakness dragged down the index on a combination of structural deleveraging and trade tensions. Smaller market participants Qatar and Peru were able to produce positive returns. Energy was the sole sector in the black for the year. Investors in emerging markets rotated into value from growth; the MSCI EM Value Index outperformed its growth counterpart by over 500 basis points.

The Pzena Emerging Markets Value Fund (the “Fund”) was down but outperformed both its benchmark, the MSCI

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2019

Emerging Markets Index and the MSCI EM Value Index. Stock selection in China was the largest contributor to relative outperformance versus the benchmark. Positions in Russia, and by sector, positions in utilities and information technology also drove the outperformance.

The largest individual detractor was the Taiwanese electronic manufacturing services company Hon Hai Precision Industry Co., Ltd. (“Hon Hai”). It traded down with the technology sector, but the company also reported lower-than-expected margins, attributable to higher expenses related to iPhone X production, and a more muted iPhone unit growth outlook. Akbank T.A.S. (“Akbank”), a leading Turkish bank, detracted as Turkish macro conditions deteriorated, leading to a Turkish lira decline, and causing investors to assess the potential rise in funding costs for Turkish banks. While Akbank is highly sensitive to the Turkish macroeconomy, we believe it is a great operator with a solid earnings history and the strongest balance sheet among its peers. We continue to hold both Hon Hai and Akbank in the Fund.

Lenovo Group Limited was the largest individual contributor in the Fund. The Chinese PC, smartphone, and data center equipment manufacturer recently reported better-than-expected and encouraging 2QFY19 results, characterized by healthy topline growth and an improvement in operating income and margins. By segment, PC performance remained strong, and, while Mobile and Data Center businesses continue to lose money, the level of losses continues to decline with both segments showing signs that management’s turnaround efforts appear to be progressing. Russian energy positions, Lukoil PJSC and Rosneft Oil Co., also contributed as both benefitted from rising crude oil prices and improving capital return policy to shareholders, including share buybacks.

During the fiscal year, we added several new diverse companies to Fund, notably Realtek Semiconductor Corp. (“Realtek”), a Taiwan-based fabless semiconductor company, Catcher Technology Co., Ltd. (“Catcher”), the manufacturer of premium metal casing for smartphones and notebook PCs, Huadian Power International Corp., Ltd. (“Huadian”), one of the largest Chinese coal utilities, and Siam Commercial Bank PLC (“Siam”), one of the largest banks in Thailand. Realtek has followed a strategy of becoming a market leader by focusing on mature tech. categories and on being the cost leader in each market. The company has continued to gain share and recent weakness in its gross margins led to the underperformance of the stock, creating an attractive opportunity. For Catcher, Apple, Inc. accounts for an estimated 70% of total sales, which has recently been an overhang for the stock due to fears of a material iPhone slowdown. Given its focus on the premium metal market, Catcher commands very high average selling prices and has superior margins. We were able to purchase the stock at an attractive valuation (under 7x our estimate of normal earnings assuming modest sales growth and sustainable margins). Approximately 25% of the company’s market cap is in net cash. Huadian’s profitability has been hurt by rising coal prices, but we believe it should improve through a combination of regulatory price increases and coal price normalization. Lastly, Siam became cheap due to concerns around the small- and medium-enterprise credit cycle, the costs associated with its digitalization program, and the impact of a reduction in transaction related fees. We believe the market overreacted to these issues, and we were able to purchase a solid franchise with self-help opportunities at an attractive valuation. To help fund these purchases, we exited Russian energy major Gazprom PJSC, due to its questionable capital discipline. We also sold out of positions in Petroleo Brasileiro S.A. Pref, Randon S.A. Implementos e Participacoes Pref, Usinas Siderurgicas de Minas Gerais S.A. Pref, and China Shineway Pharmaceutical Group, Ltd., as they reached fair value.

Our largest sector weightings remain in information technology and financials, and we have no exposure to health care or real estate. While this lends our Fund a more cyclical bent, our relatively large exposure to utilities has balanced the Fund during this turbulent period, and remains as we enter the new year. Our largest country concentrations are to China and South Korea, with Asia overall constituting the bulk of the Fund, and we also hold a relative overweight to emerging Europe and very little exposure to Latin America.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index cannot be invested in directly.

The MSCI Emerging Markets Value Index is based on a traditional market cap weighted parent index, the MSCI Emerging Markets Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Pzena Long/Short Value Fund
Commentary
February 2019

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2019.

	Three	Six	One	Three	Since Inception
	Months(1)	Months(1)	Year	Years	(3/31/2014)
Pzena Long/Short Value Fund – Investor Class (PZVLX)	-0.94%	-4.05%	-7.24%	4.06%	1.40%
Pzena Long/Short Value Fund – Institutional Class (PZILX)	-0.86%	-3.93%	-6.91%	4.41%	1.70%
Russell 1000® Index	1.84%	-3.07%	4.99%	15.43%	10.44%
ICE BofAML 0-3 Month U.S. Treasury Bill Index	0.57%	1.09%	2.02%	1.08%	0.67%
50% Russell 1000® Index/50% ICE BofAML
0-3 Month U.S. Treasury Bill Index	1.42%	-0.73%	3.83%	8.21%	5.62%

(1)  Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares.

PZVLX Expense Ratio – Gross: 7.49%
PZVLX Expense Ratio – Net: 2.85%*

PZILX Expense Ratio – Gross: 6.73%
PZILX Expense Ratio – Net: 2.50%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2018.

*	Pzena Investment Management, LLC, the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2019.

US equity markets were punctuated by heightened volatility, as investors struggled with uncertainties that included the impact of trade wars, rising interest rates, and the outlook for the US economy. Equity markets plunged nearing year-end, but then staged a strong recovery in the beginning of 2019. Most sectors in the Russell 1000® Index ended the period up, led by utilities

Pzena Long/Short Value Fund
Commentary (Continued)
February 2019

and health care. Growth-style investing continued to outperform the value approach.

The Pzena Long/Short Value Fund (the “Fund”) underperformed the benchmark on both the long and short sides of the book. The long book declined for the period compared to 4.98% and 3.14% returns for the long-only Russell 1000® and Russell 1000® Value indices, respectively. The short book was up significantly more than the indices for the period and so detracted from performance.

On the long side, the relative underperformance was driven by holdings in consumer discretionary, financials, and health care. Mylan N.V., the generic drug manufacturer, was our largest detractor after reporting a mixed quarter, and new guidance for 2019 that was below street expectations. Delays in approval in the US for new generic versions of biosimilars have been impactful and create additional uncertainty. But the company is working to address these issues and the effects appear to be largely reflected in the stock’s price. Meanwhile the company’s international business continues to grow nicely. Mednax, Inc., the neo natal/anesthesiology services provider, was weak after reporting better-than-expected 4Q2018 results but disappointing preliminary 2019 guidance. Generally, the fundamental issues have been the convergence of soft birth volumes, demographically driven payer mix shift toward Medicare, and clinician comp inflation. The company is tackling these issues with multiple levers, including piloting new staffing models to reduce fixed cost in neonatology; negotiating better rates; renegotiating clinician comp where possible; cutting G&A cost; and deploying IT resources to improve clinician efficiency. We purchased Newell Brands, Inc. (“Newell”) during the period, a branded consumer products holding. Newell fell after reporting a decent quarter but issued disappointing guidance and reduced their targeted proceeds from divestments. The low guidance appears to be a conservative move by management as there were no new issues identified that could explain the tempered outlook. Management also commented that they have already priced for a 10% tariff level. Ford Motor Co., the global auto manufacturer, was also a detractor, driven by fears of peak auto sales, low profitability in its non-US divisions, and worries about how tariffs and the trade war between the US and China would affect the auto sector. We continue to see this stock as an attractive holding. JELD-WEN Holding, Inc., the leading door and window manufacturer, fell on concerns over rising costs, weakness in organic growth, and an adverse legal decision in an action brought by a customer. We believe the disruptions to earnings are temporary and our investment case remains intact. Financials declined overall, led by Morgan Stanley, American International Group, Inc., Goldman Sachs Group, Inc., and Citigroup, Inc. Contributors to the long book spanned a variety of sectors and included AutoZone, Inc. (consumer discretionary), HCP, Inc. and Omega Healthcare investors, Inc. (financial services), and Express Scripts Holding Co. (health care). The short book detracted more than the long book, led by holdings in consumer discretionary, health care, and financials.

The breadth and scope of the opportunity set among value stocks today continues to expand generating new opportunities for the Fund, leading to an increasingly idiosyncratic portfolio construction. Whether by way of over-reaction to earnings disappointments, restructuring or rationalization situations or company-specific challenges, these enable us to continue to build portfolios of stocks with disparate pathways back to their full earnings power. Overall, our long book remains exposed to sectors whose earnings are depressed and expectations are low: financials, technology, consumer discretionary, and health care. Our short book is exposed to stocks with rich valuations across sectors like the biotech stocks in health care; some of the new technology stocks in IT; and some industrial companies that are enjoying significantly higher margins than their history.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in these securities. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Long/Short Value Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth rates. An index cannot be invested in directly. The ICE Bank of America Merrill Lynch 0-3 month U.S. Treasury Bill Index measures the performance of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The index cannot be invested in directly. The blended index represents a 50% weighting of the Russell 1000® Index, and a 50% weighting of the ICE Bank of America Merrill Lynch 0-3 month U.S. Treasury Bill Index, both described above.

Pzena Small Cap Value Fund
Commentary
February 2019

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2019.

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	0.85%	-8.04%	2.40%	7.39%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	1.02%	-7.82%	2.83%	7.77%
Russell 2000® Value Index	1.32%	-8.59%	4.42%	11.24%

(1)  Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares.

PZVSX Expense Ratio – Gross: 2.95%
PZVSX Expense Ratio – Net: 1.46%*

PZISX Expense Ratio – Gross: 2.57%
PZISX Expense Ratio – Net: 1.11%*

Expense ratios shown are as of a supplement to the Fund’s registration statement dated June 28, 2018.

*	Pzena Investment Management, LLC, the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2020.

US equity returns were broadly positive during the past fiscal year, however, trade war tensions and US economic growth concerns led to heightened volatility, especially toward the end of 2018. For the 12 months ended February 28, 2019, value underperformed growth across the market cap spectrum, and small cap stocks outperformed large cap. The Russell 2000® Value Index was up 4.4%, led by utilities, technology, and financial services, while energy, consumer staples, and materials & processing declined the most. As value investors, the Pzena Small Cap Value Fund’s (the “Fund”) underperformance reflected the market’s preference for companies viewed as delivering reliable growth irrespective of valuations, and those that provided stability and yield. Companies that disappointed in delivering growth were severely punished, even if the underlying businesses remained healthy.

Pzena Small Cap Value Fund
Commentary (Continued)
February 2019

The Pzena Small Cap Value Fund underperformed its benchmark, the Russell 2000® Value Index, largely due to stock selection within the technology and materials & processing sectors, as well as our underweight in utilities. The largest individual detractor was Diebold Nixdorf, Inc. (“Diebold Nixdorf”), the ATM manufacturer and services company. The stock declined after lowering guidance and reporting weaker-than-expected results, including a swing from positive to negative free cash flow, leaving the company at risk of tripping its debt covenants. The weakening of the balance sheet increased the range of potential outcomes and risk of permanent impairment, so we exited our position. Also detracting was Realogy Holdings Corp. (“Realogy”), a real estate brokerage leader that we purchased early in the fiscal year. Realogy was down on a combination of transaction declines and margins that were impacted by negative operating leverage and continued upward pressure on commission splits. Management is in the process of implementing strategic initiatives that they expect to have a positive impact going forward. Mednax, Inc., the neo natal/anesthesiology services provider, was weak after reporting better-than-expected 4Q2018 results but disappointing preliminary 2019 guidance. Generally, the fundamental issues have been the convergence of soft birth volumes, demographically driven payer mix shift toward Medicare, and clinician comp inflation. The company is tackling these issues with multiple levers, including piloting new staffing models to reduce fixed cost in neonatology; negotiating better rates; renegotiating clinician comp where possible; cutting G&A cost; and deploying IT resources to improve clinician efficiency.

The largest individual contributor was Essendant, Inc., wholesaler of office essentials, as it was acquired by Staples (which was acquired by private equity firm Sycamore Partners). We sold out of the position as the stock price converged to the acquisition price. Insight Enterprises, Inc., a tech value added reseller, reported very strong results in May driven by solid sales on a continued strong device refresh cycle (mostly PCs but also servers), as well as growth in its services business. The company was up further in 2019 after reporting better-than-expected margins driven by a growing mix of higher margin services sales, as well as management’s belief that IT demand will be heathy throughout the year. Lastly, payment terminal manufacturer Verifone Systems, Inc. (“Verifone”) traded higher after announcing it was being acquired by private equity at a large premium.

While overall portfolio positioning remains largely unchanged, we have made several notable additions and sales in the portfolio during the last fiscal year. We established positions in Celestica, Inc. and Jabil, Inc., both global electronics manufacturing services providers as fears around trade wars developed. We also initiated a position in Ryder Systems, Inc., a leading provider of commercial fleet management and supply chain solutions, which came under pressure due to near-term headwinds in the commercial rental business due to soft demand and weak pricing. We also added CNO Financial Group, Inc., a seller of life and health products to underserved middle income Americans through a captive distribution network. The company de-risked its legacy long-term care book by selling the riskiest portion of the book, mitigating the tail risk in the long-term care book. Other new positions include Varex Imaging Corp., a leading manufacturer of x-ray tubes and digital detectors for medical and industrial applications, C&J Energy Services, Inc., an oil services company, Motorcar Parts of America, Inc., a leading remanufacturer of alternators and starters for used cars, and REV Group, Inc., a leading manufacturer of specialty vehicles (including fire trucks, ambulances, shuttle buses, and recreational vehicles).  We funded these by selling a number of positions, including Chart Industries, Inc., Cubic Corp, and Evertec, Inc., as they reached fair value, Verifone, General Cable Corp., Ply Gem Holdings, Inc., Validus Holdings, Ltd., Genworth Financial, Inc., Hanover Insurance, Group, and Aspen Insurance Holdings, Ltd., as they were all acquired, and finally Diebold Nixdorf and Superior Energy Services, Inc. due to reallocation to better investment opportunities. We believe the combination of wide spreads and improving fundamentals, coupled with company-specific self-help initiatives, continues to provide significant opportunity looking to 2019. The portfolio remains heavily invested in what we believe to be attractively valued economically sensitive sectors, including producer durables and materials and processing. We are still not yet finding opportunities in perceived ‘safe’ sectors including real estate investment trusts and utilities.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Small Cap Value Fund may underperform other funds that use different investing styles. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Free cash flow is calculated as operating cash flow minus capital expenditures.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index cannot be invested in directly.

Pzena International Small Cap Value Fund
Commentary
February 2019

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Total Returns for the Fiscal Year Ended February 28, 2019.

	Three	Six	Since Inception(1)
	Months(1)	Months(1)	(7/2/2018)
Pzena International Small Cap Value Fund – Investor Class (PZVIX)	1.45%	-8.40%	-7.48%
Pzena International Small Cap Value Fund – Institutional Class (PZIIX)	1.51%	-8.33%	-7.32%
MSCI World ex-USA Small Cap Index – Net USD	3.87%	-7.63%	-6.30%

(1)  Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares.

PZVIX Expense Ratio – Gross: 5.69%
PZVIX Expense Ratio – Net: 1.52%*

PZIIX Expense Ratio – Gross: 5.34%
PZIIX Expense Ratio – Net: 1.17%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2018.

*	Pzena Investment Management, LLC, the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2019.

International small cap equity performance was volatile in the eight-month period since the Pzena International Small Cap Value Fund’s (the “Fund”) inception (July 2, 2018 to February 28, 2019), as investors struggled with uncertainties that included the impact of trade wars, rising political instability in Europe (UK, Italy, France), and the outlook for the global economy. Equity markets plunged towards the end of 2018, but then staged a broad relief rally to start off the new year. The MSCI World ex-USA Small Cap Index ended the eight-month period down 6.30%. Defensive sectors such as utilities and real estate outperformed. Energy was weak as the sharp correction (down ~40%) in oil prices in the fourth quarter took its toll on the sector. Against this value style headwind, our Fund was down.

Pzena International Small Cap Value Fund
Commentary (Continued)
February 2019

By company, the largest detractors were European-based companies Salzgitter AG (German flat steel producer) and PostNL N.V. (Dutch mail carrier). Salzgitter AG suffered from a contraction in steel spreads and a disappointing earnings report but remains fundamentally strong with a solid position on the cost curve and clean balance sheet. We took advantage of the share price weakness to add to our position. PostNL N.V. shares fell during the final months of 2018 due to competitive pressures and a complex regulatory environment. Ultimately, we see progress on both fronts due to a reversal of an adverse regulatory decision from 2017, and with the announced merger of PostNL N.V. with its largest competitor, Sandd B.V.

The Fund’s top contributors were Ju Teng International Holdings, Ltd. (“Ju Teng”), the Hong Kong-based laptop casing supplier, and Go-Ahead Group PLC (“Go-Ahead”), the UK bus and train operator. Ju Teng was up during the period on improving sentiment and increased guidance on better metal casing mix. The majority of Ju Teng’s business supplies structural share gaining laptop original equipment manufacturers, and the stock trades at just 0.4x book value. We trimmed some shares of Ju Teng after its strong performance. Go-Ahead shares reacted positively to strong interim results and a negotiated settlement with the UK Department for Transport regarding operational issues on a train concession. The agreement eliminated an area of uncertainty for the company, improving the future earnings profile.

The Fund’s largest exposures are in industrials and financials. In the current environment of uncertainty, the opportunity set continues to broaden out particularly in technology, materials and other cyclicals. As investors flock to safety in reaction to macro and political concerns, we see opportunities to buy high quality businesses at valuation levels that are among the lowest that we have seen in the last few years.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences  in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI World ex-USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,580 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. *DM countries in this index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The book value of a company is the total value of the company’s assets, minus the company’s outstanding liabilities.

Pzena Mid Cap Value Fund
Portfolio Allocation
February 28, 2019 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2019.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
February 28, 2019

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 97.91%
Consumer Discretionary – 18.46%
Avis Budget Group, Inc. (a)	28,600	$1,024,452	2.39%
Gildan Activewear, Inc. (b)	12,146	433,248	1.01%
Interpublic Group of Cos., Inc.	42,088	969,286	2.26%
Lear Corp.	8,630	1,312,364	3.06%
Mohawk Industries, Inc. (a)	3,116	424,150	0.99%
Newell Brands, Inc.	63,091	1,023,967	2.39%
News Corp.	55,242	719,251	1.68%
Omnicom Group, Inc.	14,877	1,126,189	2.63%
PVH Corp.	7,623	875,425	2.05%
		7,908,332	18.46%

Energy – 8.92%
Cenovus Energy, Inc. (b)	81,507	746,604	1.74%
Halliburton Co.	26,626	817,152	1.91%
Murphy Oil Corp.	11,651	336,714	0.78%
National Oilwell Varco, Inc.	38,339	1,078,859	2.52%
TechnipFMC PLC (b)	37,890	844,568	1.97%
		3,823,897	8.92%

Financial Services – 27.66%
Apollo Global
Management LLC – Class A	28,658	839,679	1.96%
AXA Equitable Holdings, Inc.	66,318	1,268,000	2.96%
Axis Capital Holdings, Ltd. (b)	28,163	1,607,262	3.75%
Fifth Third Bancorp	46,756	1,289,531	3.01%
Franklin Resources, Inc.	28,693	935,679	2.18%
Invesco, Ltd. (b)	34,314	663,976	1.55%
KeyCorp	63,302	1,117,913	2.61%
KKR & Co., Inc. – Class A	55,281	1,228,897	2.87%
Realogy Holdings Corp.	31,653	430,481	1.00%
Regions Financial Corp.	69,885	1,146,114	2.68%
Voya Financial, Inc.	26,188	1,324,327	3.09%
		11,851,859	27.66%

Health Care – 8.23%
Cardinal Health, Inc.	18,508	1,005,725	2.35%
McKesson Corp.	7,467	949,504	2.21%
MEDNAX, Inc. (a)	19,522	642,469	1.50%
Mylan N.V. (a)(b)	35,244	930,089	2.17%
		3,527,787	8.23%

Materials & Processing – 3.22%
JELD-WEN Holding, Inc. (a)	68,271	1,379,757	3.22%

Producer Durables – 20.19%
AECOM Technology Corp. (a)	33,709	1,043,631	2.44%
Carlisle Cos., Inc.	9,586	1,179,845	2.75%
Dover Corp.	1,504	136,157	0.32%
Genpact, Ltd. (b)	27,146	901,790	2.10%
KBR, Inc.	54,203	1,071,051	2.50%
Ryder System, Inc.	22,431	1,394,311	3.26%
Snap-on, Inc.	5,202	832,320	1.94%
Stanley Black & Decker, Inc.	9,842	1,303,376	3.04%
Terex Corp.	23,418	786,611	1.84%
		8,649,092	20.19%

Technology – 9.11%
Anixter International, Inc. (a)	18,952	1,112,103	2.60%
Avnet, Inc.	38,459	1,672,582	3.90%
Hewlett Packard Enterprise Co.	68,275	1,118,345	2.61%
		3,903,030	9.11%

Utilities – 2.12%
Edison International	15,143	906,914	2.12%
Total Common Stocks
(Cost $46,825,192)		41,950,668	97.91%

SHORT-TERM INVESTMENTS – 2.39%
Money Market Fund – 2.39%
Fidelity Institutional
Government Portfolio –
Class I, 2.29% (c)	1,023,796	1,023,796	2.39%
Total Short-Term Investments
(Cost $1,023,796)		1,023,796	2.39%
Total Investments
(Cost $47,848,988) – 100.30%		42,974,464	100.30%
Liabilities in Excess
of Other Assets – (0.30)%		(126,472)	(0.30)%
TOTAL NET ASSETS – 100.00%		$42,847,992	100.00%

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day annualized yield as of February 28, 2019.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
February 28, 2019 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2019.

Pzena Emerging Markets Value Fund
Schedule of Investments
February 28, 2019

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 90.38%
Brazil – 2.42%
Cia de Saneamento Basico
do Estrado de San Paulo	579,170	$6,036,635	1.94%
Light S.A.	284,139	1,500,823	0.48%
		7,537,458	2.42%

China – 20.69%
Baidu, Inc. – ADR (a)	43,698	7,102,673	2.28%
China Agri-Industries
Holdings, Ltd.	16,840,000	5,985,363	1.92%
China Construction
Bank Corp.	3,331,000	2,961,926	0.95%
China Dongxiang Group Co.	16,208,000	2,333,200	0.75%
China Mobile, Ltd.	697,000	7,334,272	2.35%
China Resources Power
Holdings Co., Ltd.	3,744,000	7,097,133	2.28%
China Shenhua Energy
Co., Ltd.	879,000	2,167,896	0.70%
Dah Chong Hong
Holdings, Ltd.	3,642,272	1,359,515	0.44%
Dongfeng Motor
Group Co., Ltd.	5,646,000	6,005,809	1.93%
Grand Baoxin Auto
Group, Ltd.	18,198,000	5,656,629	1.82%
Huadian Power
International Corp., Ltd.	12,806,000	5,611,980	1.80%
Lenovo Group, Ltd.	11,986,000	10,795,378	3.47%
		64,411,774	20.69%

Czech Republic – 1.97%
CEZ	252,621	6,121,210	1.97%

Hong Kong – 2.80%
Pacific Basin Shipping, Ltd.	38,089,000	8,297,358	2.66%
Stella International
Holdings, Ltd.	157,000	207,207	0.07%
Texwinca Holdings, Ltd.	542,000	209,902	0.07%
		8,714,467	2.80%

Hungary – 0.95%
OTP Bank PLC	69,884	2,955,526	0.95%

India – 3.58%
ICICI Bank Ltd. – ADR	470,030	4,634,496	1.49%
Reliance Industries,
Ltd. – GDR	45,334	1,573,090	0.51%
State Bank of India – GDR (a)	130,127	4,931,813	1.58%
		11,139,399	3.58%

Indonesia – 0.57%
Bank Danamon
Indonesia Tbk PT	2,957,100	1,792,023	0.57%

Malaysia – 1.61%
Genting Malaysia Berhad	5,829,100	5,017,054	1.61%

Poland – 1.24%
Cyfrowy Polsat S.A. (a)	573,594	3,868,527	1.24%

Republic of Korea – 15.54%
Dongbu Insurance Co., Ltd.	96,710	6,234,085	2.00%
Hana Financial Group, Inc.	128,167	4,427,214	1.42%
Hyundai Heavy
Industries Co., Inc. (a)	65,763	7,689,014	2.47%
Hyundai Motor Co.	14,850	1,670,245	0.53%
KB Financial Group, Inc.	112,700	4,444,070	1.43%
LG Electronics, Inc.	22,492	1,409,875	0.45%
POSCO	38,628	9,032,777	2.90%
Samsung Electronics Co., Ltd.	177,570	7,120,483	2.29%
Samsung Electronics
Co., Ltd. – GDR	83	82,792	0.03%
Shinhan Financial
Group Co., Ltd.	161,060	6,250,795	2.01%
Shinhan Financial
Group Co., Ltd. – ADR (a)	450	17,545	0.01%
		48,378,895	15.54%

Romania – 0.99%
Banca Transilvania S.A.	6,749,611	3,073,667	0.99%

Russian Federation – 7.35%
LUKOIL PJSC – ADR	93,516	7,780,531	2.50%
MMC Norilsk Nickel
PJSC – ADR	367,032	7,854,485	2.52%
Rosneft Oil Co. – GDR	1,209,684	7,246,007	2.33%
		22,881,023	7.35%

Singapore – 2.42%
Wilmar International, Ltd.	3,185,000	7,538,461	2.42%

South Africa – 3.42%
Reunert, Ltd.	826,836	4,106,680	1.32%
Sasol	215,010	6,558,120	2.10%
		10,664,800	3.42%

Taiwan – 11.14%
Catcher Technology Co., Ltd.	599,000	4,554,319	1.46%
Compal Electronics, Inc.	8,792,000	5,456,345	1.75%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
February 28, 2019

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 90.38% (Continued)
Taiwan – 11.14% (Continued)
Hon Hai Precision
Industry Co., Ltd.	2,181,132	$5,152,252	1.66%
Lite-On Technology Corp.	3,001,000	4,344,046	1.39%
Realtek Semiconductor Corp.	1,161,000	6,714,799	2.16%
Taiwan Semiconductor
Manufacturing Co., Ltd.	1,086,000	8,433,513	2.71%
Taiwan Semiconductor
Manufacturing
Co., Ltd. – ADR	1,125	43,931	0.01%
		34,699,205	11.14%

Thailand – 3.35%
Bangkok Bank
Public Co., Ltd.	247,800	1,682,799	0.54%
Bangkok Bank Public
Co., Ltd. – NVDR	400,000	2,652,916	0.85%
Siam Commercial Bank
PLC – NVDR	1,430,300	6,082,037	1.96%
		10,417,752	3.35%

Turkey – 1.03%
Akbank T.A.S.	2,484,493	3,197,390	1.03%

United Arab Emirates – 1.49%
Abu Dhabi Commercial
Bank PJSC	1,262,004	3,274,407	1.05%
Union National Bank PJSC	896,526	1,361,997	0.44%
		4,636,404	1.49%

United Kingdom – 3.97%
Antofagasta PLC	399,362	4,962,164	1.59%
Standard Chartered PLC	926,334	7,391,505	2.38%
		12,353,669	3.97%

United States – 3.85%
Cognizant Technology
Solutions Corp. – Class A	107,357	7,620,200	2.45%
Flextronics
International, Ltd. (a)	414,472	4,368,535	1.40%
		11,988,735	3.85%
Total Common Stocks
(Cost $274,811,569)		281,387,439	90.38%

PREFERRED STOCKS – 4.43%
Brazil – 2.54%
Cia Energetica de
Minas Gerais, 4.39%	985,300	3,790,473	1.22%
Telefonica Brasil
S.A. – ADR, 8.15%	329,309	4,109,776	1.32%
		7,900,249	2.54%

Republic of Korea – 1.89%
Hyundai Motor Co., 5.50%	89,926	5,892,724	1.89%
Total Preferred Stocks
(Cost $13,968,251)		13,792,973	4.43%

SHORT-TERM INVESTMENTS – 4.22%
Money Market Fund – 4.22%
Fidelity Institutional
Government Portfolio –
Class I, 2.29% (b)	13,153,629	13,153,629	4.22%
Total Short-Term Investments
(Cost $13,153,629)		13,153,629	4.22%
Total Investments
(Cost $301,933,449) – 99.03%		308,334,041	99.03%
Other Assets in
Excess of Liabilities – 0.97%		3,012,153	0.97%
TOTAL NET ASSETS – 100.00%		$311,346,194	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day annualized yield as of February 28, 2019.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
February 28, 2019 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$18,305,471	5.88%
Consumer Discretionary	23,869,436	7.67%
Consumer Staples	13,523,824	4.34%
Energy	18,767,524	6.03%
Financials	67,366,211	21.64%
Industrials	20,093,053	6.45%
Information Technology	64,686,594	20.78%
Materials	28,407,545	9.12%
Utilities	26,367,781	8.47%
Total Common Stocks	281,387,439	90.38%

PREFERRED STOCKS
Communication Services	4,109,776	1.32%
Consumer Discretionary	5,892,724	1.89%
Utilities	3,790,473	1.22%
Total Preferred Stocks	13,792,973	4.43%
Short-Term Investments	13,153,629	4.22%
Total Investments	308,334,041	99.03%
Other Assets in Excess
of Liabilities	3,012,153	0.97%
Total Net Assets	$311,346,194	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Portfolio Allocation
February 28, 2019 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments of long securities as of February 28, 2019.

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments of short securities as of February 28, 2019.

Pzena Long/Short Value Fund
Schedule of Investments
February 28, 2019

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 99.16%
Consumer Discretionary – 14.97%
Booking Holdings, Inc. (a)(d)	221	$375,046	1.57%
Carter’s, Inc. (d)	3,083	300,408	1.26%
Ford Motor Co. (d)	62,334	546,669	2.29%
H&R Block, Inc. (d)	4,786	115,582	0.49%
Interpublic Group
of Cos., Inc. (d)	3,503	80,674	0.34%
Lear Corp.	3,274	497,877	2.09%
Newell Brands, Inc.	16,521	268,136	1.12%
News Corp. – Class A (d)	13,578	176,786	0.74%
Omnicom Group, Inc. (d)	11,946	904,312	3.79%
PVH Corp.	1,067	122,534	0.51%
ServiceMaster Global
Holdings, Inc. (a)	4,063	183,485	0.77%
		3,571,509	14.97%

Consumer Staples – 0.47%
CVS Health Corp. (d)	1,938	112,075	0.47%

Energy – 9.27%
Cenovus Energy, Inc. (b)(d)	14,298	130,970	0.55%
ExxonMobil Corp. (d)	10,868	858,898	3.60%
Halliburton Co. (d)	10,883	333,999	1.40%
HollyFrontier Corp.	3,495	178,944	0.75%
Murphy Oil Corp. (d)	6,463	186,781	0.79%
National Oilwell Varco, Inc.	10,268	288,941	1.21%
Royal Dutch
Shell PLC – ADR (d)	3,722	231,546	0.97%
		2,210,079	9.27%

Financial Services – 26.20%
American International
Group, Inc. (d)	12,029	519,653	2.18%
AXA Equitable Holdings, Inc.	16,269	311,063	1.30%
Axis Capital
Holdings, Ltd. (b)(d)	6,111	348,755	1.46%
Bank of America Corp. (d)	16,890	491,161	2.06%
Capital One Financial Corp. (d)	5,240	437,959	1.84%
CBRE Group, Inc. – Class A (a)	3,991	198,592	0.83%
Citigroup, Inc. (d)	8,218	525,788	2.20%
Franklin Resources, Inc. (d)	10,187	332,198	1.39%
Goldman Sachs Group, Inc. (d)	1,440	283,248	1.19%
Jones Lang LaSalle, Inc. (d)	1,823	301,014	1.26%
JPMorgan Chase & Co. (d)	3,676	383,627	1.61%
KKR & Co., Inc. – Class A	7,031	156,299	0.66%
Metlife, Inc. (d)	10,457	472,552	1.98%
Morgan Stanley (d)	9,051	379,961	1.59%
Regions Financial Corp. (d)	5,791	94,973	0.40%
UBS Group AG (b)	9,311	117,970	0.49%
Voya Financial, Inc. (d)	10,025	506,964	2.13%
Wells Fargo & Co. (d)	5,808	289,761	1.22%
Willis Towers Watson PLC (b)(d)	573	98,568	0.41%
		6,250,106	26.20%

Health Care – 12.06%
AmerisourceBergen Corp. (d)	1,521	126,699	0.53%
Amgen, Inc. (d)	2,791	530,513	2.22%
Anthem, Inc.	1,211	364,184	1.52%
Biogen, Inc. (a)(d)	1,381	452,982	1.90%
Exelixis, Inc. (a)	9,177	205,473	0.86%
McKesson Corp. (d)	3,898	495,670	2.08%
MEDNAX, Inc. (a)(d)	6,367	209,538	0.88%
Merck & Co., Inc.	2,546	206,964	0.87%
Mylan N.V. (a)(b)(d)	10,830	285,804	1.20%
		2,877,827	12.06%

Materials & Processing – 1.45%
JELD-WEN Holding, Inc. (a)(d)	17,130	346,197	1.45%

Producer Durables – 11.79%
AECOM Technology
Corp. (a)(d)	10,111	313,036	1.31%
Carlisle Cos., Inc. (d)	1,024	126,034	0.53%
CH Robinson Worldwide, Inc.	3,657	330,520	1.38%
General Electric Co.	52,284	543,231	2.28%
Genpact, Ltd. (b)(d)	12,393	411,695	1.73%
Ryder System, Inc. (d)	5,712	355,058	1.49%
Stanley Black & Decker, Inc.	2,437	322,732	1.35%
Terex Corp. (d)	8,019	269,358	1.13%
United Continental
Holdings, Inc. (a)	1,354	118,895	0.50%
Wabtec Corp.	281	20,573	0.09%
		2,811,132	11.79%

Technology – 17.97%
Amdocs, Ltd. (b)(d)	6,971	387,378	1.62%
Apple, Inc.	923	159,817	0.67%
Avnet, Inc. (d)	14,993	652,046	2.73%
Broadcom, Inc.	1,042	286,925	1.20%
Cognizant Technology
Solutions Corp. – Class A (d)	8,304	589,418	2.47%
Facebook, Inc. – Class A (a)	2,668	430,749	1.81%
Hewlett Packard
Enterprise Co. (d)	23,283	381,375	1.60%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Investments (Continued)
February 28, 2019

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 99.16% (Continued)
Technology – 17.97% (Continued)
Leidos Holdings, Inc.	3,685	$238,014	1.00%
Micron Technology, Inc. (a)	5,070	207,262	0.87%
Oracle Corp. (d)	14,157	738,004	3.09%
Qorvo, Inc. (a)(d)	3,076	215,751	0.91%
		4,286,739	17.97%

Utilities – 4.98%
Edison International (d)	15,004	898,590	3.77%
Verizon Communications, Inc.	5,085	289,438	1.21%
		1,188,028	4.98%
Total Common Stocks
(Cost $25,416,543)		23,653,692	99.16%

REITs – 6.39%
Financial Services – 6.39%
HCP, Inc.	15,131	465,581	1.95%
Hospitality Properties Trust (d)	5,362	145,149	0.61%
Lamar Advertising Co. –
Class A (d)	5,626	436,409	1.83%
Omega Healthcare
Investors, Inc. (d)	10,272	368,765	1.55%
Park Hotels & Resorts, Inc. (d)	3,463	108,184	0.45%
Total REITs
(Cost $1,252,838)		1,524,088	6.39%

SHORT-TERM INVESTMENTS – 2.83%
Money Market Fund – 2.83%
Fidelity Institutional
Government Portfolio –
Class I, 2.29% (c)	674,860	674,860	2.83%
Total Short-Term Investments
(Cost $674,860)		674,860	2.83%
Total Investments
(Cost $27,344,241) – 108.38%		25,852,640	108.38%
Liabilities in Excess
of Other Assets – (8.38)%		(1,998,476)	(8.38)%
TOTAL NET ASSETS – 100.00%		$23,854,164	100.00%
Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day annualized yield as of February 28, 2019.
(d)	All or a portion of the security has been pledged in connection with open short securities.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short
February 28, 2019

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 49.07%
Consumer Discretionary – 7.60%
Amazon.com, Inc. (a)	97	$159,063	0.67%
Caesars Entertainment Corp. (a)	17,993	155,100	0.65%
GCI Liberty, Inc. (a)	3,863	206,825	0.87%
Home Depot, Inc.	869	160,887	0.67%
Liberty Global PLC –
Class A (a)(b)	7,093	186,900	0.78%
Lions Gate Entertainment
Corp. – Class A (b)	10,004	154,562	0.65%
Madison Square Garden
Co. – Class A (a)	431	124,188	0.52%
Marriott International,
Inc. – Class A	1,391	174,251	0.73%
Vail Resorts, Inc.	579	120,658	0.51%
Wynn Resorts, Ltd.	1,403	177,536	0.74%
Yum! Brands, Inc.	2,041	192,874	0.81%
		1,812,844	7.60%

Consumer Staples – 1.83%
Constellation Brands, Inc.	901	152,413	0.64%
National Beverage Corp.	1,571	107,755	0.45%
Sysco Corp.	2,604	175,900	0.74%
		436,068	1.83%

Energy – 2.82%
Cabot Oil & Gas Corp.	7,963	196,049	0.83%
EOG Resources, Inc.	1,653	155,382	0.65%
Equitrans Midstream Corp.	8,792	155,091	0.65%
Viper Energy Partners LP	5,011	164,912	0.69%
		671,434	2.82%

Financial Services – 6.98%
Cboe Global Markets, Inc.	1,879	180,215	0.76%
Global Payments, Inc.	1,408	183,575	0.77%
Jefferies Financial Group, Inc.	8,790	178,173	0.75%
LendingTree, Inc. (a)	638	203,490	0.85%
Markel Corp. (a)	176	176,859	0.74%
MarketAxess Holdings, Inc.	764	186,325	0.78%
S&P Global, Inc.	849	170,114	0.71%
Texas Pacific Land Trust	273	203,008	0.85%
Weyerhaeuser Co.	7,386	183,838	0.77%
		1,665,597	6.98%

Health Care – 5.78%
Align Technology, Inc. (a)	802	207,694	0.87%
Alnylam Pharmaceuticals, Inc. (a)	1,495	127,075	0.53%
Chemed Corp.	583	192,099	0.80%
FibroGen, Inc. (a)	3,454	199,641	0.84%
HealthEquity, Inc. (a)	2,588	208,282	0.87%
Medidata Solutions, Inc. (a)	2,512	188,450	0.79%
STERIS PLC (b)	1,039	125,678	0.53%
Zoetis, Inc.	1,384	130,414	0.55%
		1,379,333	5.78%

Materials & Processing – 5.27%
AptarGroup, Inc.	1,797	182,809	0.76%
Ashland Global Holdings, Inc.	2,404	186,022	0.78%
Louisiana-Pacific Corp.	6,770	171,078	0.72%
Martin Marietta Materials, Inc.	939	176,344	0.74%
Newmont Mining Corp.	5,060	172,647	0.73%
Royal Gold, Inc.	2,056	181,771	0.76%
Vulcan Materials Co.	1,667	185,804	0.78%
		1,256,475	5.27%

Producer Durables – 10.66%
3M Co.	894	185,407	0.78%
Arconic, Inc.	8,643	159,809	0.67%
Boeing Co.	433	190,503	0.80%
Brink’s Co.	2,639	208,270	0.87%
CSX Corp.	2,488	180,803	0.76%
Curtiss-Wright Corp.	1,373	169,277	0.71%
Deere & Co.	1,232	202,097	0.85%
Knight-Swift Transportation
Holdings, Inc.	5,276	177,432	0.74%
Macquarie Infrastructure Corp.	4,246	173,619	0.73%
Mettler-Toledo
International, Inc. (a)	278	189,293	0.79%
MSA Safety, Inc.	1,188	122,827	0.51%
Norfolk Southern Corp.	971	174,100	0.73%
Old Dominion Freight Line, Inc.	1,358	204,746	0.86%
Union Pacific Corp.	1,222	204,929	0.86%
		2,543,112	10.66%

Technology – 7.41%
Arista Networks, Inc. (a)	572	163,163	0.68%
Autodesk, Inc. (a)	1,123	183,060	0.77%
Cognex Corp.	3,504	187,113	0.78%
Cypress Semiconductor Corp.	11,251	173,603	0.73%
EchoStar Corp. – Class A (a)	4,319	166,541	0.70%
Monolithic Power Systems, Inc.	988	132,501	0.56%
NVIDIA Corp.	1,055	162,744	0.68%
Take-Two Interactive
Software, Inc. (a)	1,434	125,131	0.52%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short (Continued)
February 28, 2019

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 49.07% (Continued)
Technology – 7.41% (Continued)
Universal Display Corp.	1,148	$171,327	0.72%
ViaSat, Inc. (a)	2,112	159,562	0.67%
Yelp, Inc. (a)	3,853	143,563	0.60%
		1,768,308	7.41%

Utilities – 0.72%
Zayo Group Holdings, Inc. (a)	6,893	170,946	0.72%
Total Common Stocks
(Proceeds $11,656,545)		11,704,117	49.07%

REITs – 6.95%
Financial Services – 6.95%
CoreSite Realty Corp.	1,814	185,481	0.78%
Crown Castle International Corp.	1,609	191,069	0.80%
CyrusOne, Inc.	2,534	126,295	0.53%
Duke Realty Corp.	7,116	210,420	0.88%
Equinix, Inc.	457	193,539	0.81%
Invitation Homes, Inc.	9,013	207,299	0.87%
JBG SMITH Properties	4,632	186,623	0.78%
Liberty Property Trust	3,734	176,730	0.74%
Prologis, Inc.	2,577	180,545	0.76%
Total REITs
(Proceeds $1,569,732)		1,658,001	6.95%
TOTAL SECURITIES
SOLD SHORT
(Proceeds $13,226,277) – 56.02%		$13,362,118	56.02%

Percentages are stated as a percent of net assets.

As of February 28, 2019, securities and cash collateral of $17,156,924 has been pledged in connection with open short securities.

REIT	Real Estate Investment Trust
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
February 28, 2019 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2019.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
February 28, 2019

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 94.54%
Consumer Discretionary – 4.78%
Avis Budget Group, Inc. (a)	27,748	$993,933	3.79%
Motorcar Parts of
America, Inc. (a)	12,582	260,322	0.99%
		1,254,255	4.78%

Consumer Staples – 2.57%
Universal Corp.	11,334	672,560	2.57%

Energy – 5.47%
C&J Energy Services, Inc. (a)	46,561	804,108	3.06%
Murphy Oil Corp.	21,825	630,743	2.41%
		1,434,851	5.47%

Financial Services – 30.93%
American Equity Investment
Life Holding Co.	24,560	777,324	2.96%
Argo Group International
Holdings, Ltd. (b)	9,098	632,402	2.41%
Associated Banc-Corp.	39,413	917,535	3.50%
Axis Capital Holdings Ltd. (b)	16,044	915,631	3.49%
CNO Financial Group, Inc.	45,437	773,792	2.95%
First Midwest Bancorp, Inc.	26,481	613,035	2.34%
Hope Bancorp, Inc.	50,018	729,263	2.78%
Realogy Holdings Corp.	27,690	376,584	1.44%
Synovus Financial Corp.	16,355	648,966	2.47%
TCF Financial Corp.	22,762	521,250	1.99%
Webster Financial Corp.	11,682	670,780	2.56%
WSFS Financial Corp.	12,343	534,205	2.04%
		8,110,767	30.93%

Health Care – 7.58%
MEDNAX, Inc. (a)	21,411	704,636	2.69%
Triple-S Management
Corp. – Class B (a)(b)	23,526	598,502	2.28%
Varex Imaging Corp. (a)	21,794	685,203	2.61%
		1,988,341	7.58%

Materials & Processing – 10.05%
Gibraltar Industries, Inc. (a)	19,888	805,464	3.07%
JELD-WEN Holding, Inc. (a)	48,513	980,448	3.74%
Masonite International
Corp. (a)(b)	15,310	848,939	3.24%
		2,634,851	10.05%

Producer Durables – 20.27%
Actuant Corp. – Class A	41,121	1,005,408	3.83%
KBR, Inc.	34,016	672,156	2.56%
Navigant Consulting, Inc.	8,772	180,616	0.69%
REV Group, Inc.	70,545	623,618	2.38%
Ryder System, Inc.	12,500	777,000	2.96%
Steelcase, Inc.	21,185	370,949	1.42%
Terex Corp.	15,143	508,653	1.94%
TriMas Corp. (a)	28,999	937,538	3.58%
Wesco Aircraft
Holdings, Inc. (a)	28,133	238,849	0.91%
		5,314,787	20.27%

Technology – 12.89%
Anixter International, Inc. (a)	14,201	833,315	3.18%
ARC Document
Solutions, Inc. (a)	26,114	61,890	0.24%
Celestica, Inc. (a)(b)	72,719	669,742	2.55%
Insight Enterprises, Inc. (a)	12,525	699,146	2.66%
Jabil, Inc.	14,555	413,362	1.58%
ScanSource, Inc. (a)	18,726	703,161	2.68%
		3,380,616	12.89%
Total Common Stocks
(Cost $24,709,246)		24,791,028	94.54%

REITs – 0.95%
Financial Services – 0.95%
DiamondRock Hospitality Co.	23,316	249,248	0.95%
Total REITs
(Cost $257,304)		249,248	0.95%

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
February 28, 2019

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENTS – 4.51%
Money Market Fund- 4.51%
Fidelity Institutional
Government Portfolio –
Class I, 2.29% (c)	1,182,574	$1,182,574	4.51%
Total Short-Term Investments
(Cost $1,182,574)		1,182,574	4.51%
Total Investments
(Cost $26,149,124) – 100.00%		26,222,850	100.00%
Liabilities in Excess
of Other Assets – 0.00%		(607)	0.00%
TOTAL NET ASSETS – 100.00%		$26,222,243	100.00%

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day annualized yield as of February 28, 2019.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Allocation
February 28, 2019 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2019.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena International Small Cap Value Fund
Schedule of Investments
February 28, 2019

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 95.29%
Australia – 1.55%
OFX Group, Ltd.	23,268	$29,874	1.55%

Austria – 1.86%
Vienna Insurance Group AG
Wiener Versicherung Gruppe	1,487	35,857	1.86%

Belgium – 1.93%
Orange Belgium S.A.	1,835	37,194	1.93%

Canada – 9.19%
Celestica, Inc. (a)	5,891	54,212	2.81%
Dorel Industries, Inc. – Class B	1,466	18,726	0.97%
Genworth MI Canada, Inc.	1,721	57,975	3.00%
Linamar Corp.	1,184	46,561	2.41%
		177,474	9.19%

France – 10.38%
Coface S.A.	4,499	40,478	2.10%
Europcar Mobility Group	3,871	33,155	1.72%
Ipsos	1,671	44,096	2.28%
Rexel S.A.	5,782	72,081	3.73%
Technicolor S.A. (a)	9,732	10,688	0.55%
		200,498	10.38%

Germany – 8.38%
Bertrandt AG	431	34,317	1.78%
Deutsche Pfandbriefbank AG	3,510	43,278	2.24%
Salzgitter AG	2,755	84,171	4.36%
		161,766	8.38%

Hong Kong – 4.99%
Ju Teng International
Holdings, Ltd.	124,000	33,647	1.74%
Pacific Basin Shipping, Ltd.	288,000	62,738	3.25%
		96,385	4.99%

Italy – 6.79%
BPER Banca	3,686	15,576	0.81%
Danieli & C Officine
Meccaniche S.p.A.	3,473	55,621	2.88%
Saipem S.p.A. (a)	8,408	43,658	2.26%
UBI Banca – Unione di
Banche Italiane S.p.A.	5,422	16,164	0.84%
		131,019	6.79%

Japan – 17.17%
DIC Corp.	1,900	60,342	3.13%
Foster Electric Co., Ltd.	4,100	56,719	2.94%
Fukuoka Financial Group, Inc.	800	17,283	0.90%
Hitachi Metals, Ltd.	5,600	56,972	2.95%
Nishi-Nippon Financial
Holdings, Inc.	1,700	15,084	0.78%
Taiheiyo Cement Corp.	700	23,895	1.24%
Transcosmos, Inc.	1,700	33,873	1.75%
Tsubakimoto Chain Co.	800	29,606	1.53%
Zeon Corp.	3,700	37,709	1.95%
		331,483	17.17%

Netherlands – 8.08%
Flow Traders	1,763	51,136	2.65%
Koninklijke BAM Groep N.V.	12,378	50,404	2.61%
PostNL N.V.	20,243	54,455	2.82%
		155,995	8.08%

Spain – 1.43%
Unicaja Banco S.A.	23,647	27,704	1.43%

Switzerland – 2.05%
Aryzta AG (a)	34,673	39,605	2.05%

United Kingdom – 21.49%
Balfour Beatty PLC	10,934	41,767	2.16%
Capita PLC (a)	19,559	32,168	1.67%
Drax Group PLC	9,371	45,342	2.35%
Go-Ahead Group PLC	2,397	64,984	3.37%
Greencore Group PLC	3,757	9,767	0.51%
John Wood Group PLC	8,504	58,697	3.04%
Northgate PLC	11,427	55,381	2.87%
Petrofac, Ltd.	5,453	30,941	1.60%
SIG PLC	24,423	40,556	2.10%
SThree PLC	8,370	35,192	1.82%
		414,795	21.49%
Total Common Stocks
(Cost $2,017,252)		1,839,649	95.29%

PREFERRED STOCKS – 1.22%
Germany – 1.22%
Draegerwerk AG & Co. KGaA	420	23,600	1.22%
Total Preferred Stocks
(Cost $30,121)		23,600	1.22%

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Schedule of Investments (Continued)
February 28, 2019

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENTS – 4.18%
Money Market Fund – 4.18%
Fidelity Institutional
Government Portfolio –
Class I, 2.29% (b)	80,658	$80,658	4.18%
Total Short-Term Investments
(Cost $80,658)		80,658	4.18%
Total Investments
(Cost $2,128,031) – 100.69%		1,943,907	100.69%
Liabilities in Excess
of Other Assets – (0.69)%		(13,320)	(0.69)%
TOTAL NET ASSETS – 100.00%		$1,930,587	100.00%

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day annualized yield as of February 28, 2019.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Diversification
February 28, 2019 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$91,978	4.76%
Consumer Discretionary	122,007	6.32%
Consumer Staples	49,371	2.56%
Energy	133,296	6.90%
Financials	350,409	18.15%
Industrials	662,425	34.31%
Information Technology	121,732	6.31%
Materials	263,089	13.63%
Utilities	45,342	2.35%
Total Common Stocks	1,839,649	95.29%

PREFERRED STOCKS
Health Care	23,600	1.22%
Total Preferred Stocks	23,600	1.22%
Short-Term Investments	80,658	4.18%
Total Investments	1,943,907	100.69%
Liabilities in Excess
of Other Assets	(13,320)	(0.69)%
Total Net Assets	$1,930,587	100.00%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
February 28, 2019

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	LONG/SHORT
	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $47,848,988, $301,933,449
and $27,344,241, respectively)	$42,974,464	$308,334,041	$25,852,640
Foreign currency, at value (cost $0, $91 and $0, respectively)	—	91	—
Deposits for short sales	—	—	13,405,596
Receivables
Fund shares sold	1,411	2,233,601	1,574
Securities sold	95,977	—	—
Dividends and interest	72,212	1,065,910	56,089
Dividend tax reclaim	—	76,983	—
Prepaid expenses	19,381	23,878	18,841
Total assets	43,163,445	311,734,504	39,334,740
LIABILITIES:
Securities sold short, at value (proceeds received $0, $0 and $13,226,277, respectively)	—	—	13,362,118
Payables
Margin	—	—	2,028,490
Securities purchased	245,160	27,613	—
Fund shares redeemed	—	17,725	—
Audit fees	22,000	22,000	22,000
Administration and fund accounting fees	14,430	30,848	15,601
Due to Advisor (Note 4)	11,792	227,915	17,020
12b-1 distribution fees	8,669	11,385	1,597
Transfer agent fees and expenses	5,929	6,756	5,730
Shareholder reporting	4,338	8,020	2,892
Chief Compliance Officer fee	1,500	1,500	1,500
Custody fees	926	32,127	7,021
Shareholder servicing fees	680	965	84
Legal fees	24	—	24
Miscellaneous	5	1,454	1,419
Currency	—	2	—
Dividends payable	—	—	13,571
Broker interest and fees payable	—	—	1,509
Total liabilities	315,453	388,310	15,480,576
NET ASSETS	$42,847,992	$311,346,194	$23,854,164
NET ASSETS CONSIST OF:
Paid-in capital	$47,436,989	$305,808,723	$25,207,277
Total distributable earnings	(4,588,997)	5,537,471	(1,353,113)
Net assets	$42,847,992	$311,346,194	$23,854,164
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$8,919,674	$12,814,276	$1,563,915
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	769,853	1,213,050	156,863
Net asset value, offering and redemption price per share(1)	$11.59	$10.56	$9.97
Institutional Class:
Net assets	$33,928,318	$298,531,918	$22,290,249
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	2,965,036	28,241,128	2,209,918
Net asset value, offering and redemption price per share(1)	$11.44	$10.57	$10.09

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Mid Cap Value Fund and 60 days for the Emerging Markets Value Fund and Long/Short Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities (Continued)
February 28, 2019

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $26,149,124 and $2,128,031, respectively)	$26,222,850	$1,943,907
Receivables
Fund shares sold	20,607	793
Securities sold	8,241	—
Dividends and interest	29,363	1,611
Dividend tax reclaim	—	895
Due from Advisor (Note 4)	—	15,897
Prepaid expenses	10,207	16,642
Total assets	26,291,268	1,979,745
LIABILITIES:
Payables
Securities purchased	9,508	—
Fund shares redeemed	217	—
Audit fees	22,000	16,600
Administration and fund accounting fees	14,393	15,462
Due to Advisor (Note 4)	4,545	—
12b-1 distribution fees	6,032	943
Transfer agent fees and expenses	6,282	5,938
Shareholder reporting	2,950	2,577
Chief Compliance Officer fee	1,500	1,500
Custody fees	1,117	3,408
Shareholder servicing fees	462	69
Legal fees	19	24
Miscellaneous	—	2,637
Total liabilities	69,025	49,158
NET ASSETS	$26,222,243	$1,930,587
NET ASSETS CONSIST OF:
Paid-in capital	$26,301,108	$2,114,149
Total distributable earnings	(78,865)	(183,562)
Net assets	$26,222,243	$1,930,587
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$6,139,030	$925,023
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	563,005	102,005
Net asset value, offering and redemption price per share(1)	$10.90	$9.07
Institutional Class:
Net assets	$20,083,213	$1,005,564
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	1,828,198	110,877
Net asset value, offering and redemption price per share(1)	$10.99	$9.07

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Small Cap Value Fund and 60 days for the International Small Cap Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the year ended February 28, 2019

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	LONG/SHORT
	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld and issuance fees of $2,182,
$747,483 and $3,143, respectively)	$906,800	$4,908,812	$632,806
Interest income	26,728	217,286	195,202
Total investment income	933,528	5,126,098	828,008

EXPENSES:
Investment advisory fees (Note 4)	348,854	1,798,720	371,405
Administration and accounting fees (Note 4)	86,543	163,667	93,631
Federal and state registration fees	36,232	36,287	33,617
Transfer agent fees and expenses (Note 4)	35,891	41,153	34,492
Audit fees	22,000	22,000	22,000
12b-1 distribution fees – Investor Class (Note 5)	21,796	27,639	4,894
Trustee fees and expenses	13,948	14,323	13,280
Chief Compliance Officer fees (Note 4)	9,000	9,000	9,000
Shareholder servicing fees – Investor Class (Note 6)	7,485	9,800	916
Reports to shareholders	7,455	10,863	4,799
Custody fees (Note 4)	5,912	153,643	43,654
Legal fees	4,620	3,801	4,620
Insurance expense	1,496	2,200	1,398
Other expenses	5,750	16,207	7,764
Total expenses before dividend expense on securities sold short and interest expense	606,982	2,309,303	645,470
Dividend and interest expense on securities sold short	—	—	235,847
Total expenses before advisory fee waiver	606,982	2,309,303	881,317
Less: advisory fee waiver (Note 4)	(185,240)	(23,464)	(206,354)
Net expenses	421,742	2,285,839	674,963
NET INVESTMENT INCOME	511,786	2,840,259	153,045

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	863,977	323,097	1,223,799
Foreign currency	(66)	(299,241)	(7)
Securities sold short	—	—	(960,385)
Net change in unrealized appreciation/(depreciation) from:
Investments	(4,952,625)	(946,778)	(2,150,744)
Foreign currency	—	(304)	—
Securities sold short	—	—	(88,457)
Net loss on investments, foreign currency, and securities sold short	(4,088,714)	(923,226)	(1,975,794)
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(3,576,928)	$1,917,033	$(1,822,749)
The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations (Continued)
For the year ended February 28, 2019

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND(1)
INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld and issuance fees of $0 and $2,166, respectively)	$301,346	$22,688
Interest income	16,964	1,051
Total investment income	318,310	23,739

EXPENSES:
Investment advisory fees (Note 4)	195,280	12,694
Administration and accounting fees (Note 4)	86,326	61,521
Federal and state registration fees	30,329	24,909
Transfer agent fees and expenses (Note 4)	38,034	22,572
Audit fees	22,000	16,600
12b-1 distribution fees – Investor Class (Note 5)	15,204	1,565
Trustee fees and expenses	13,512	5,291
Chief Compliance Officer fees (Note 4)	9,000	6,000
Shareholder servicing fees – Investor Class (Note 6)	4,760	144
Reports to shareholders	5,065	2,581
Custody fees (Note 4)	6,326	11,473
Legal fees	4,631	2,927
Insurance expense	1,352	—
Other expenses	4,456	6,741
Total expenses before advisory fee waiver and expense reimbursement	436,275	175,018
Less: advisory fee waiver and expense reimbursement (Note 4)	(171,647)	(158,461)
Net expenses	264,628	16,557
NET INVESTMENT INCOME	53,682	7,182

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on transactions from:
Investments	288,345	28,533
Foreign currency	—	824
Net change in unrealized appreciation/(depreciation) from:
Investments	98,383	(184,124)
Foreign currency	—	(3)
Net gain/(loss) on investments and foreign currency	386,728	(154,770)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$440,410	$(147,588)

(1)	For the period July 2, 2018 (commencement of operations) through February 28, 2019.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended		Year Ended
	February 28,		February 28,
	2019		2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$511,786		$48,926
Net realized gain/(loss) from:
Investments	863,977		481,081
Foreign currency	(66)		(3)
Change in unrealized depreciation on investments	(4,952,625)		(651,787)
Net decrease in net assets resulting from operations	(3,576,928)		(121,783)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(186,228)		(78,841)
Net dividends and distributions to shareholders – Institutional Class	(1,242,621)		(144,761)
Net decrease in net assets resulting from distributions paid	(1,428,849)		(223,602	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,853,880		6,347,056
Proceeds from shares subscribed – Institutional Class	6,353,272		30,542,966
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	186,121		78,686
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	1,242,621		144,761
Payments for shares redeemed – Investor Class	(794,226	)(2)	(500,431	)(3)
Payments for shares redeemed – Institutional Class	(2,718,136	)(4)	(35,143)
Net increase in net assets derived from capital share transactions	6,123,532		36,577,895

TOTAL INCREASE IN NET ASSETS	1,117,755		36,232,510

NET ASSETS:
Beginning of year	41,730,237		5,497,727
End of year	$42,847,992		$41,730,237	(5)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	154,546		475,427
Shares sold – Institutional Class	514,634		2,328,994
Shares issued in reinvestments of dividends and distributions – Investor Class	17,330		6,058
Shares issued in reinvestments of dividends and distributions – Institutional Class	117,228		11,144
Shares redeemed – Investor Class	(67,105)		(40,003)
Shares redeemed – Institutional Class	(228,727)		(2,889)
Net increase in shares outstanding	507,906		2,778,731

(1)	Includes net investment income distributions of $12,019 and $33,531, and net realized gain distributions of $66,822 and $111,230, for the Investor and Institutional Class, respectively.
(2)	Net of redemption fees of $24.
(3)	Net of redemption fees of $64.
(4)	Net of redemption fees of $5,811.
(5)	Includes accumulated net investment income of $3,169.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Year Ended		Year Ended
	February 28,		February 28,
	2019		2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$2,840,259		$573,333
Net realized gain/(loss) from:
Investments	323,097		698,407
Foreign currency	(299,241)		(7,737)
Change in unrealized appreciation/(depreciation) on:
Investments	(946,778)		6,220,441
Foreign currency	(304)		(2,810)
Net increase in net assets resulting from operations	1,917,033		7,481,634

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(103,483)		(109,674)
Net dividends and distributions to shareholders – Institutional Class	(2,888,037)		(485,782)
Net decrease in net assets resulting from distributions paid	(2,991,520)		(595,456	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	8,663,630		8,491,754
Proceeds from shares subscribed – Institutional Class	283,979,019		13,603,544
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	103,147		109,644
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	2,270,656		427,668
Payments for shares redeemed – Investor Class	(6,140,004	)(2)	(1,242,060	)(3)
Payments for shares redeemed – Institutional Class	(28,701,540	)(4)	(565,096)
Net increase in net assets derived from capital share transactions	260,174,908		20,825,454

TOTAL INCREASE IN NET ASSETS	259,100,421		27,711,632

NET ASSETS:
Beginning of year	52,245,773		24,534,141
End of year	$311,346,194		$52,245,773	(5)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	832,127		788,690
Shares sold – Institutional Class	27,288,062		1,303,876
Shares issued in reinvestments of dividends and distributions – Investor Class	10,588		10,180
Shares issued in reinvestments of dividends and distributions – Institutional Class	233,057		39,746
Shares redeemed – Investor Class	(591,404)		(123,586)
Shares redeemed – Institutional Class	(2,875,618)		(50,685)
Net increase in shares outstanding	24,896,812		1,968,221

(1)	Includes net investment income distributions of $109,674 and $485,782, for the Investor and Institutional Class, respectively.
(2)	Net of redemption fees of $1,616.
(3)	Net of redemption fees of $2,944.
(4)	Net of redemption fees of $1,992.
(5)	Includes accumulated net investment loss of $(56,634).

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2019	2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$153,045	$7,029
Net realized gain/(loss) from:
Investments	1,223,799	603,809
Foreign currency	(7)	18
Securities sold short	(960,385)	(334,120)
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,150,744)	(13,195)
Securities sold short	(88,457)	51,189
Net increase/(decrease) in net assets resulting from operations	(1,822,749)	314,730

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(14,215)	—
Net dividends and distributions to shareholders – Institutional Class	(257,618)	—
Net decrease in net assets resulting from distributions paid	(271,833)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	386,923	1,228,965
Proceeds from shares subscribed – Institutional Class	5,837,025	14,333,569
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	14,204	—
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	257,618	—
Payments for shares redeemed – Investor Class	(1,189,362)	(51,399)
Payments for shares redeemed – Institutional Class	(419,777)	(7,887)
Net increase in net assets derived from capital share transactions	4,886,631	15,503,248

TOTAL INCREASE IN NET ASSETS	2,792,049	15,817,978

NET ASSETS:
Beginning of year	21,062,115	5,244,137
End of year	$23,854,164	$21,062,115 (1)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	37,140	118,938
Shares sold – Institutional Class	535,362	1,314,725
Shares issued in reinvestments of dividends and distributions – Investor Class	1,475	—
Shares issued in reinvestments of dividends and distributions – Institutional Class	26,446	—
Shares redeemed – Investor Class	(113,119)	(4,893)
Shares redeemed – Institutional Class	(43,121)	(716)
Net increase in shares outstanding	444,183	1,428,054

(1)	Includes accumulated net investment income of $5,923.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended		Year Ended
	February 28,		February 28,
	2019		2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income/(loss)	$53,682		$(6,882)
Net realized gain on investments from investments	288,345		1,299,334
Net change in unrealized appreciation/(depreciation) on investments	98,383		(1,407,655)
Net increase/(decrease) in net assets resulting from operations	440,410		(115,203)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(223,408)		(387,060)
Net dividends and distributions to shareholders – Institutional Class	(560,261)		(665,676)
Net decrease in net assets resulting from distributions paid	(783,669)		(1,052,736	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,154,334		1,704,252
Proceeds from shares subscribed – Institutional Class	16,536,202		6,377,437
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	223,408		387,060
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	515,499		506,119
Payments for shares redeemed – Investor Class	(733,967	)(2)	(1,804,598)
Payments for shares redeemed – Institutional Class	(7,068,058	)(3)	(4,888,473	)(4)
Net increase in net assets derived from capital share transactions	10,627,418		2,281,797

TOTAL INCREASE IN NET ASSETS	10,284,159		1,113,858

NET ASSETS:
Beginning of year	15,938,084		14,824,226
End of year	$26,222,243		$15,938,084

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	104,467		147,004
Shares sold – Institutional Class	1,530,946		548,715
Shares issued in reinvestments of dividends and distributions – Investor Class	22,521		34,223
Shares issued in reinvestments of dividends and distributions – Institutional Class	51,653		44,474
Shares redeemed – Investor Class	(66,852)		(155,781)
Shares redeemed – Institutional Class	(681,145)		(426,250)
Net increase in shares outstanding	961,590		192,385

(1)	Includes net realized gain distributions of $387,060 and $665,676, for the Investor and Institutional Class, respectively.
(2)	Net of redemption fees of $12.
(3)	Net of redemption fees of $41.
(4)	Net of redemption fees of $11.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Statement of Changes in Net Assets

For the Period
July 2, 2018(1)
through
February 28, 2019
INCREASE IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$7,182
Net realized gain from:
Investments	28,533
Foreign currency	824
Change in unrealized depreciation on:
Investments	(184,124)
Foreign currency	(3)
Net decrease in net assets resulting from operations	(147,588)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(16,898)
Net dividends and distributions to shareholders – Institutional Class	(19,076)
Net decrease in net assets resulting from distributions paid	(35,974)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,000,000
Proceeds from shares subscribed – Institutional Class	1,078,175
Net asset value of shares issued to shareholders in payment of distributions declared – Investor Class	16,898
Net asset value of shares issued to shareholders in payment of distributions declared – Institutional Class	19,076
Net increase in net assets derived from capital share transactions	2,114,149

TOTAL INCREASE IN NET ASSETS	1,930,587

NET ASSETS:
Beginning of period	—
End of period	$1,930,587

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	100,000
Shares sold – Institutional Class	108,614
Shares issued in reinvestments of dividends and distributions – Investor Class	2,005
Shares issued in reinvestments of dividends and distributions – Institutional Class	2,263
Net increase in shares outstanding	212,882

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statement of Cash Flows

Year Ended
February 28, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(1,822,749)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(19,503,402)
Purchases to cover securities sold short	(24,510,456)
Proceeds from sales of long-term investments	14,987,530
Proceeds from securities sold short	26,321,668
Purchases of short-term investments, net	(353,121)
Cash received through merger	177,060
Return of capital dividends received	(6,958)
Long-term distributions received	8,392
Net realized gain on investments	(1,223,799)
Net realized loss on short transactions	960,385
Change in unrealized appreciation on investments	2,150,744
Change in unrealized appreciation on short transactions	88,457
(Increases)/Decreases in operating assets:
Increase in dividends and interest receivable	(25,545)
Increase in deposits at broker for short sales	(2,709,316)
Decrease in receivable from Advisor	5,704
Increase in prepaid expenses and other assets	(438)
Increases/(Decreases) in operating liabilities:
Increase in dividends payable on short positions	6,668
Increase in payable to broker	822,443
Increase in other accrued expenses	11,478
Net cash used in operating activities	(4,615,255)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	6,224,405
Payment on shares redeemed	(1,609,139)
Cash distributions paid to shareholders	(11)
Net cash provided by financing activities	4,615,255

Net change in cash	—

CASH:
Beginning balance	—
Ending balance	$—

SUPPLEMENTAL DISCLOSURES:
Non-cash financing activities – distributions reinvested	$271,821

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
							For the Period
	Year Ended		Year Ended		Year Ended	Year Ended	March 31, 2014(1)
	February 28,		February 28,		February 28,	February 29,	through
	2019		2018		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$12.92		$12.26		$8.70	$10.51	$10.00

Income from investment operations:
Net investment income	0.11	(2)	0.05		0.05	0.07	—
Net realized and unrealized gain/(loss)
on investments	(1.18)		0.94		3.58	(1.55)	0.81
Total from investment operations	(1.07)		0.99		3.63	(1.48)	0.81

Less distributions:
Dividends from net investment income	—		(0.05)		(0.07)	(0.05)	(0.01)
Dividends from net realized gain on investments	(0.26)		(0.28)		—	(0.28)	(0.29)
Total distributions	(0.26)		(0.33)		(0.07)	(0.33)	(0.30)

Redemption fees retained	0.00	(2)(3)	0.00	(2)(3)	—	—	—

Net asset value, end of period	$11.59		$12.92		$12.26	$8.70	$10.51

TOTAL RETURN	-8.12%		8.09%		41.73%	-14.44%	8.36	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$8,920		$8,593		$2,741	$1,053	$1,148
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.66%		3.63%		6.90%	8.51%	11.32	%(5)
After fee waivers and expense reimbursement	1.24%		1.22	%(6)	1.35%	1.17%	1.35	%(5)
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and expense reimbursement	0.48%		(2.09)%		(5.04)%	(6.64)%	(9.94	)%(5)
After fee waivers and expense reimbursement	0.90%		0.32%		0.51%	0.70%	0.03	%(5)
Portfolio turnover rate(7)	34%		16%		26%	43%	22	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective October 12, 2017, the advisor contractually agreed to lower the net annual operating expense limit to 1.25%.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
							For the Period
	Year Ended		Year Ended		Year Ended	Year Ended	March 31, 2014(1)
	February 28,		February 28,		February 28,	February 29,	through
	2019		2018		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$12.93		$12.27		$8.70	$10.52	$10.00

Income from investment operations:
Net investment income	0.15	(2)	0.09		0.09	0.08	0.03
Net realized and unrealized gain/(loss)
on investments	(1.20)		0.94		3.58	(1.55)	0.81
Total from investment operations	(1.05)		1.03		3.67	(1.47)	0.84

Less distributions:
Dividends from net investment income	(0.18)		(0.09)		(0.10)	(0.07)	(0.03)
Dividends from net realized gain on investments	(0.26)		(0.28)		—	(0.28)	(0.29)
Total distributions	(0.44)		(0.37)		(0.10)	(0.35)	(0.32)

Redemption fees retained	0.00	(2)(3)	—		—	—	—

Net asset value, end of period	$11.44		$12.93		$12.27	$8.70	$10.52

TOTAL RETURN	-7.82%		8.36%		42.21%	-14.31%	8.73	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$33,928		$33,137		$2,757	$1,528	$1,407
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.32%		2.83%		6.64%	8.25%	10.94	%(5)
After fee waivers and expense reimbursement	0.90%		0.93	%(6)	1.00%	1.00%	1.00	%(5)
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and expense reimbursement	0.82%		(1.27)%		(4.77)%	(6.39)%	(9.56	)%(5)
After fee waivers and expense reimbursement	1.24%		0.63%		0.87%	0.86%	0.38	%(5)
Portfolio turnover rate(7)	34%		16%		26%	43%	22	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective October 12, 2017, the advisor contractually agreed to lower the net annual operating expense limit to 0.90%.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
								For the Period
	Year Ended		Year Ended		Year Ended		Year Ended	March 31, 2014(1)
	February 28,		February 28,		February 28,		February 29,	through
	2019		2018		2017		2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$11.46		$9.47		$6.74		$9.04	$10.00

Income from investment operations:
Net investment income	0.13	(2)	0.07		0.03		0.13	0.06
Net realized and unrealized gain/(loss)
on investments	(0.93)		2.06		2.76		(2.29)	(0.99)
Total from investment operations	(0.80)		2.13		2.79		(2.16)	(0.93)

Less distributions:
Dividends from net investment income	(0.10)		(0.14)		(0.06)		(0.14)	(0.01)
Dividends from net realized gain on investments	—		—		—		—	(0.02)
Total distributions	(0.10)		(0.14)		(0.06)		(0.14)	(0.03)

Redemption fees retained	0.00	(2)(3)	0.00	(2)(3)	0.00	(2)(3)	—	—

Net asset value, end of period	$10.56		$11.46		$9.47		$6.74	$9.04

TOTAL RETURN	-6.95%		22.56%		41.63%		-24.02%	-9.28	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$12,814		$11,023		$2,713		$811	$1,186
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.60%		2.03%		3.19%		3.26%	7.95	%(5)
After fee waivers and expense reimbursement	1.59%		1.57%		1.60%		1.55%	1.75	%(5)
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and expense reimbursement	1.25%		0.42%		(0.91)%		(0.36)%	(5.50	)%(5)
After fee waivers and expense reimbursement	1.26%		0.88%		0.68%		1.35%	0.70	%(5)
Portfolio turnover rate(6)	21%		7%		29%		22%	13	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
						For the Period
	Year Ended		Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	February 28,		February 28,	February 28,	February 29,	through
	2019		2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$11.46		$9.48	$6.74	$9.04	$10.00

Income from investment operations:
Net investment income	0.17	(2)	0.17	0.10	0.13	0.03
Net realized and unrealized gain/(loss)
on investments	(0.93)		1.97	2.72	(2.27)	(0.93)
Total from investment operations	(0.76)		2.14	2.82	(2.14)	(0.90)

Less distributions:
Dividends from net investment income	(0.13)		(0.16)	(0.08)	(0.16)	(0.04)
Dividends from net realized gain on investments	—		—	—	—	(0.02)
Total distributions	(0.13)		(0.16)	(0.08)	(0.16)	(0.06)

Redemption fees retained	0.00	(2)(3)	—	—	—	—

Net asset value, end of period	$10.57		$11.46	$9.48	$6.74	$9.04

TOTAL RETURN	-6.57%		22.63%	42.01%	-23.78%	-9.06	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$298,532		$41,223	$21,821	$10,302	$15,092
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.26%		1.75%	2.88%	3.02%	4.48	%(5)
After fee waivers and expense reimbursement	1.25%		1.25%	1.25%	1.40%	1.40	%(5)
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and expense reimbursement	1.59%		1.10%	(0.45)%	(0.15)%	(2.79	)%(5)
After fee waivers and expense reimbursement	1.60%		1.60%	1.18%	1.47%	0.29	%(5)
Portfolio turnover rate(6)	21%		7%	29%	22%	13	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	February 28,	February 28,	February 28,	February 29,	through
	2019	2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.85	$10.54	$9.01	$9.32	$10.00

Income from investment operations:
Net investment income/(loss)	0.04 (2)	0.04	(0.04)	(0.05)	(0.10)
Net realized and unrealized gain/(loss)
on investments	(0.83)	0.27	1.66	(0.26)	(0.07)
Total from investment operations	(0.79)	0.31	1.62	(0.31)	(0.17)

Less distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Dividends from net realized gain on investments	(0.08)	—	(0.09)	—	(0.51)
Total distributions	(0.09)	—	(0.09)	—	(0.51)

Net asset value, end of period	$9.97	$10.85	$10.54	$9.01	$9.32

TOTAL RETURN	-7.24%	2.94%	18.00%	-3.33%	-1.70	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,564	$2,510	$1,236	$967	$995
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	3.83%	7.38%	9.63%	10.64%	14.15	%(4)
After fee waivers and expense reimbursement(5)	3.00%	2.74%	2.88%	2.97%	3.12	%(4)
Ratio of net investment income/(loss)
to average net assets(6):
Before fee waivers and expense reimbursement	(0.49)%	(4.72)%	(7.19)%	(8.27)%	(12.20	)%(4)
After fee waivers and expense reimbursement	0.34%	(0.08)%	(0.44)%	(0.60)%	(1.17	)%(4)
Portfolio turnover rate(7)	58%	36%	59%	51%	148	%(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)
Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 2.05%, 2.00%, 2.10%, 1.91%, 2.10% for the periods ending 2019, 2018, 2017, 2016 and 2015, respectively.

(6)	The net investment income/(loss) ratios include dividend and interest expense on short positions.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	February 28,	February 28,	February 28,	February 29,	through
	2019	2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.97	$10.63	$9.05	$9.35	$10.00

Income from investment operations:
Net investment income/(loss)	0.07 (2)	(0.01)	(0.01)	(0.04)	(0.04)
Net realized and unrealized gain/(loss)
on investments	(0.84)	0.35	1.68	(0.26)	(0.10)
Total from investment operations	(0.77)	0.34	1.67	(0.30)	(0.14)

Less distributions:
Dividends from net investment income	(0.03)	—	—	—	—
Dividends from net realized gain on investments	(0.08)	—	(0.09)	—	(0.51)
Total distributions	(0.11)	—	(0.09)	—	(0.51)

Net asset value, end of period	$10.09	$10.97	$10.63	$9.05	$9.35

TOTAL RETURN	-6.91%	3.20%	18.48%	-3.21%	-1.39	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$22,290	$18,552	$4,088	$3,230	$3,077
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	3.53%	6.72%	9.28%	10.39%	13.32	%(4)
After fee waivers and expense reimbursement(5)	2.70%	2.49%	2.53%	2.81%	2.79	%(4)
Ratio of net investment income/(loss)
to average net assets(6):
Before fee waivers and expense reimbursement	(0.19)%	(4.07)%	(6.84)%	(8.02)%	(11.27	)%(4)
After fee waivers and expense reimbursement	0.64%	0.16%	(0.09)%	(0.44)%	(0.74	)%(4)
Portfolio turnover rate(7)	58%	36%	59%	51%	148	%(3)
(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.75% for all the periods shown in the table.
(6)	The net investment income/(loss) ratios include dividend and interest expense on short positions.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
				For the Period
	Year Ended		Year Ended	April 27, 2016(1)
	February 28,		February 28,	through
	2019		2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$11.10		$11.96	$10.00

Income from investment operations:
Net investment income/(loss)	0.00	(2)(3)	(0.03)	(0.03)
Net realized and unrealized gain on investments	0.22		0.03	2.00
Total from investment operations	0.22		—	1.97

Less distributions:
Dividends from net realized gain on investments	(0.42)		(0.86)	(0.01)
Total distributions	(0.42)		(0.86)	(0.01)

Redemption fees retained(2)(3)	0.00		0.00	0.00

Net asset value, end of period	$10.90		$11.10	$11.96

TOTAL RETURN	2.40%		-0.11%	19.72	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$6,139		$5,583	$5,711
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	2.36%		2.91%	4.96	%(5)
After fee waivers and expense reimbursement	1.52	%(6)	1.51%	1.55	%(5)
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(0.81)%		(1.65)%	(3.79	)%(5)
After fee waivers and expense reimbursement	0.03%		(0.25)%	(0.38	)%(5)
Portfolio turnover rate(7)	52%		56%	13	%(4)

(1)	Commencement of operations.
(2)	Amount is less than $0.01.
(3)	Based on average shares outstanding.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective January 31, 2019, the advisor contractually agreed to lower the net annual operating expense limit to 1.45%.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
				For the Period
	Year Ended		Year Ended	April 27, 2016(1)
	February 28,		February 28,	through
	2019		2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$11.17		$11.99	$10.00

Income from investment operations:
Net investment income/(loss)	0.04	(2)	0.01	(0.00	)(3)
Net realized and unrealized gain on investments	0.23		0.03	2.00
Total from investment operations	0.27		0.04	2.00

Less distributions:
Dividends from net investment income	(0.03)		—	(0.01)
Dividends from net realized gain on investments	(0.42)		(0.86)	—
Total distributions	(0.45)		(0.86)	(0.01)

Redemption fees retained(2)(3)	0.00		0.00	0.00

Net asset value, end of period	$10.99		$11.17	$11.99

TOTAL RETURN	2.83%		0.22%	20.02	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$20,083		$10,355	$9,114
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	2.03%		2.56%	4.31	%(5)
After fee waivers and expense reimbursement	1.19	%(6)	1.20%	1.20	%(5)
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(0.48)%		(1.27)%	(3.20	)%(5)
After fee waivers and expense reimbursement	0.36%		0.09%	(0.09	)%(5)
Portfolio turnover rate(7)	52%		56%	13	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective January 31, 2019, the advisor contractually agreed to lower the net annual operating expense limit to 1.10%.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout the period
	For the Period
	July 2, 2018(1)
	through
	February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03	(2)
Net realized and unrealized loss on investments	(0.79)
Total from investment operations	(0.76)

Less distributions:
Dividends from net investment income	(0.04)
Dividends from net realized gain on investments	(0.13)
Total distributions	(0.17)

Net asset value, end of period	$9.07

TOTAL RETURN	-7.48	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$925
Ratio of expenses to average net assets:
Before expense reimbursement	13.92	%(4)
After expense reimbursement	1.44	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(12.05	)%(4)
After expense reimbursement	0.43	%(4)
Portfolio turnover rate(5)	32	%(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout the period
	For the Period
	July 2, 2018(1)
	through
	February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.04	(2)
Net realized and unrealized loss on investments	(0.78)
Total from investment operations	(0.74)

Less distributions:
Dividends from net investment income	(0.06)
Dividends from net realized gain on investments	(0.13)
Total distributions	(0.19)

Net asset value, end of period	$9.07

TOTAL RETURN	-7.32	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,006
Ratio of expenses to average net assets:
Before expense reimbursement	13.65	%(4)
After expense reimbursement	1.17	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(11.78	)%(4)
After expense reimbursement	0.70	%(4)
Portfolio turnover rate(5)	32	%(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
February 28, 2019

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Long/Short Value Fund (the “Long/Short Value Fund”), Pzena Small Cap Value Fund (the “Small Cap Value Fund”), and Pzena International Small Cap Value Fund (the “International Small Cap Value Fund”), (collectively, the “Funds”), are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation.  Currently, each Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund, Emerging Markets Value Fund, and Long/Short Value Fund commenced operations on March 31, 2014. The Small Cap Value Fund commenced operations on April 27, 2016, and the International Small Cap Value Fund commenced operations on July 2, 2018.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Funds are charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2019

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Value Fund and the Small Cap Value Fund and 60 days for the Emerging Markets Value Fund, Long/Short Value Fund, and the International Small Cap Value Fund.  Such fees are retained by the applicable Fund and accounted for as an addition to paid-in capital.  During the year ended February 28, 2019, the Mid Cap Value Fund, Emerging Markets Value Fund, and Small Cap Value Fund retained $5,835, $3,608 and $53, respectively, in redemption fees.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Leverage and Short Sales – The Long/Short Value Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of February 28, 2019, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2019

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Funds’ Board of Trustees.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust that comprises representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2019

The following is a summary of the inputs used to value the Funds’ securities as of February 28, 2019:

Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,908,332	$—	$—	$7,908,332
Energy	3,823,897	—	—	3,823,897
Financial Services	11,851,859	—	—	11,851,859
Health Care	3,527,787	—	—	3,527,787
Materials & Processing	1,379,757	—	—	1,379,757
Producer Durables	8,649,092	—	—	8,649,092
Technology	3,903,030	—	—	3,903,030
Utilities	906,914	—	—	906,914
Total Common Stocks	41,950,668	—	—	41,950,668
Short-Term Investments	1,023,796	—	—	1,023,796
Total Investments in Securities	$42,974,464	$—	$—	$42,974,464

Emerging Markets Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$7,537,458	$—	$—	$7,537,458
China	64,411,774	—	—	64,411,774
Czech Republic	6,121,210	—	—	6,121,210
Hong Kong	8,714,467	—	—	8,714,467
Hungary	2,955,526	—	—	2,955,526
India	11,139,399	—	—	11,139,399
Indonesia	1,792,023	—	—	1,792,023
Malaysia	5,017,054	—	—	5,017,054
Poland	3,868,527	—	—	3,868,527
Republic of Korea	48,378,895	—	—	48,378,895
Romania	3,073,667	—	—	3,073,667
Russian Federation	22,881,023	—	—	22,881,023
Singapore	7,538,461	—	—	7,538,461
South Africa	10,664,800	—	—	10,664,800
Taiwan	34,699,205	—	—	34,699,205
Thailand	10,417,752	—	—	10,417,752
Turkey	3,197,390	—	—	3,197,390
United Arab Emirates	4,636,404	—	—	4,636,404
United Kingdom	12,353,669	—	—	12,353,669
United States	11,988,735	—	—	11,988,735
Total Common Stocks	281,387,439	—	—	281,387,439
Preferred Stocks
Brazil	7,900,249	—	—	7,900,249
Republic of Korea	5,892,724	—	—	5,892,724
Total Preferred Stocks	13,792,973	—	—	13,792,973
Short-Term Investments	13,153,629	—	—	13,153,629
Total Investments in Securities	$308,334,041	$—	$—	$308,334,041

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2019

Long/Short Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,571,509	$—	$—	$3,571,509
Consumer Staples	112,075	—	—	112,075
Energy	2,210,079	—	—	2,210,079
Financial Services	6,250,106	—	—	6,250,106
Health Care	2,877,827	—	—	2,877,827
Materials & Processing	346,197	—	—	346,197
Producer Durables	2,811,132	—	—	2,811,132
Technology	4,286,739	—	—	4,286,739
Utilities	1,188,028	—	—	1,188,028
Total Common Stocks	23,653,692	—	—	23,653,692
REITs	1,524,088	—	—	1,524,088
Short-Term Investments	674,860	—	—	674,860
Total Investments in Securities	$25,852,640	$—	$—	$25,852,640

Long/Short Value Fund (Continued)	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks
Consumer Discretionary	$1,812,844	$—	$—	$1,812,844
Consumer Staples	436,068	—	—	436,068
Energy	671,434	—	—	671,434
Financial Services	1,665,597	—	—	1,665,597
Health Care	1,379,333	—	—	1,379,333
Materials & Processing	1,256,475	—	—	1,256,475
Producer Durables	2,543,112	—	—	2,543,112
Technology	1,768,308	—	—	1,768,308
Utilities	170,946	—	—	170,946
Total Common Stocks	11,704,117	—	—	11,704,117
REITs	1,658,001	—	—	1,658,001
Total Securities Sold Short	$13,362,118	$—	$—	$13,362,118

Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,254,255	$—	$—	$1,254,255
Consumer Staples	672,560	—	—	672,560
Energy	1,434,851	—	—	1,434,851
Financial Services	8,110,767	—	—	8,110,767
Health Care	1,988,341	—	—	1,988,341
Materials & Processing	2,634,851	—	—	2,634,851
Producer Durables	5,314,787	—	—	5,314,787
Technology	3,380,616	—	—	3,380,616
Total Common Stocks	24,791,028	—	—	24,791,028
REITs	249,248	—	—	249,248
Short-Term Investments	1,182,574	—	—	1,182,574
Total Investments in Securities	$26,222,850	$—	$—	$26,222,850

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2019

International Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$29,874	$—	$—	$29,874
Austria	35,857	—	—	35,857
Belgium	37,194	—	—	37,194
Canada	177,474	—	—	177,474
France	200,498	—	—	200,498
Germany	161,766	—	—	161,766
Hong Kong	96,385	—	—	96,385
Italy	131,019	—	—	131,019
Japan	331,483	—	—	331,483
Netherlands	155,995	—	—	155,995
Spain	27,704	—	—	27,704
Switzerland	39,605	—	—	39,605
United Kingdom	414,795	—	—	414,795
Total Common Stocks	1,839,649	—	—	1,839,649
Preferred Stocks
Germany	23,600	—	—	23,600
Total Preferred Stocks	23,600	—	—	23,600
Short-Term Investments	80,658	—	—	80,658
Total Investments in Securities	$1,943,907	$—	$—	$1,943,907

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at February 28, 2019, the end of the reporting period.  During the year ended February 28, 2019, the Funds recognized no transfers between levels.

The following is a reconciliation of the Emerging Markets Value Fund’s Level 3 investments for which significant unobservable inputs were used in determining fair value:

Emerging Markets Value Fund

Level 3 Reconciliation Disclosure
Rights
Balance as of February 28, 2018	$35,337
Exercised	(46,441)
Change in unrealized depreciation	11,104
Balance as of February 28, 2019	$—

Change in unrealized depreciation during the period for
Level 3 investments held at February 28, 2019	$—

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2019

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Long/Short Value Fund	1.50%
Small Cap Value Fund	0.95%
International Small Cap Value Fund	1.00%

For the year ended February 28, 2019, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$348,854
Emerging Markets Value Fund	1,798,720
Long/Short Value Fund	371,405
Small Cap Value Fund	195,280
International Small Cap Value Fund	12,694

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

		Emerging			International
	Mid Cap	Markets	Long/Short	Small Cap	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund*	Value Fund
Investor Class	1.25%	1.60%	2.10%	1.45%	1.52%
Institutional Class	0.90%	1.25%	1.75%	1.10%	1.17%

*
Effective January 31, 2019, the Advisor agreed to reduce the Small Cap Value Fund’s expense caps for the Investor and Institutional Class to 1.45% and 1.10%, respectively, of average daily net assets.  Prior to January 31, 2019, the Advisor agreed to reduce the Small Cap Value Fund’s expense caps for the Investor and Institutional Class to 1.55% and 1.20%, respectively, of average daily net assets.

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended February 28, 2019, the Advisor reduced its fees and reduced other operating expenses in the amount of $185,240 for the Mid Cap Value Fund, $23,464 for the Emerging Markets Value Fund, $206,354 for the Long/Short Value Fund, $171,647 for the Small Cap Value Fund, and $158,461 for the International Small Cap Value Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the date of expiration are as follows:

			Mar. 2021 –
	2/28/2020	2/28/2021	Feb. 2022	Total
Mid Cap Value Fund	$189,357	$201,672	$185,240	$576,269
Emerging Markets Value Fund	230,037	190,112	66,606	486,755
Long/Short Value Fund	311,724	321,232	206,354	839,310
Small Cap Value Fund	179,183	182,255	171,647	533,085
International Small Cap Value Fund	—	—	158,461	158,461

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2019

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator, fund accountant and transfer agent.  In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied of the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 28, 2019, the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund incurred distribution expenses on their Investor Class shares of $21,796, $27,639, $4,894, $15,204, and $1,565, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of each Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended February 28, 2019, the Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund incurred shareholder servicing expenses on their Investor Class shares of $7,485 $9,800, $916, $4,760, and $144, respectively.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$27,500,087	$14,188,404
Emerging Markets Value Fund	284,450,701	36,008,582
Long/Short Value Fund	19,524,695	14,987,530
Small Cap Value Fund	19,826,699	10,390,908
International Small Cap Value Fund	2,581,083	560,716

For the year ended February 28, 2019, the Long/Short Value Fund had $24,510,456 in cover buys and $26,321,668 in short sales.  There were no purchases or sales of long-term U.S. Government securities.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2019

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of February 28, 2019:

	Mid Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co., Inc.	79%	33%
National Financial Services, LLC	—	35%

	Emerging Markets Value Fund
	Investor Class	Institutional Class
LPL Financial	47%	—
National Financial Services, LLC	—	41%

	Long/Short Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	68%	—
ValueQuest Partners, LLC	—	82%

	Small Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co., Inc.	80%	—
National Financial Services, LLC	—	30%
Pershing, LLC	—	51%

	International Small Cap Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	100%	92%

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging			International
	Mid Cap	Markets	Long/Short	Small Cap	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$47,871,156	$302,003,291	$27,462,820	$26,284,122	$2,128,064
Gross unrealized appreciation	1,192,835	21,378,753	1,647,967	1,614,766	61,632
Gross unrealized depreciation	(6,089,527)	(15,048,984)	(3,393,988)	(1,676,038)	(245,792)
Net unrealized appreciation/(depreciation)	(4,896,692)	6,329,769	(1,746,021)	(61,272)	(184,160)
Undistributed ordinary income	88,804	—	87,306	20,930	598
Undistributed long-term capital gains	218,891	—	305,602	—	—
Total distributable earnings	307,695	—	392,908	20,930	598
Other accumulated gains/(losses)	—	(792,298)	—	(38,523)	—
Total accumulated earnings/(losses)	$(4,588,997)	$5,537,471	$(1,353,113)	$(78,865)	$(183,562)

(a)	The difference between the book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to the tax deferral of losses on wash sales adjustments.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2019

At February 28, 2019, the following Fund had tax basis capital losses to offset future capital gains:

	Capital Loss Carryover	Expires
Emerging Markets Value Fund
Long-Term	$336,464	Indefinite

The tax character of distributions paid during the years ended February 28, 2019 and February 28, 2018, were as follows:

	Year Ended	Year Ended
	February 28, 2019	February 28, 2018
Mid Cap Value Fund
Ordinary income	$713,126	$95,287
Long-Term Capital Gain	715,723	128,315

Emerging Markets Value Fund
Ordinary income	$2,991,520	$595,456

Long/Short Value Fund
Ordinary income	$74,431	$—
Long-Term Capital Gain	197,402	—

Small Cap Value Fund
Ordinary income	$106,712	$695,179
Long-Term Capital Gain	676,957	357,557

International Small Cap Value Fund
Ordinary income	$35,974	N/A

Ordinary income distributions may include dividends paid from short-term capital gains.

At February 28, 2019, the following Funds deferred, on a tax basis, post-October losses:

	Post-October	Late Year Ordinary
	Capital Loss	Loss Deferral
Emerging Markets Value Fund	$—	$455,834
Small Cap Value Fund	38,523	—

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Foreign Securities Risk. Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Value Style Investing Risk. The Advisor follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Emerging Markets Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2019

systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

• Currency Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Changes in foreign currency exchange rates will affect the value of what each Fund owns and each Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk is especially high in emerging markets.

• P-Note Risk (Emerging Markets Value Fund). P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity security, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with the Fund.

• Short Sales Risk (Long/Short Value Fund). A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Long/Short Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

• Portfolio Turnover Risk (Long/Short Value Fund). A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

• Small Cap Company Risk (Small Cap Value Fund and International Small Cap Value Fund). Investing in securities of small cap companies may involve greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes. Smaller companies may have limited product lines, or limited market or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile. These stocks present greater risks than securities of larger, more diversified companies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
Pzena Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pzena Mid Cap Value Fund, Pzena Emerging Markets Value Fund, Pzena Long/Short Value Fund, Pzena Small Cap Value Fund, and Pzena International Small Cap Value Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 28, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 31, 2014 (commencement of operations) to February 28, 2015, with respect to Pzena Small Cap Value Fund, the financial highlights for each of the two years in the period then ended and for the period April 27, 2016 (commencement of operations) to February 28, 2017, with respect to Pzena International Small Cap Value Fund, the statement of operations, the statement of changes in net assets, and the financial highlights for the period July 2, 2018 (commencement of operations) through February 28, 2019, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, the results of their operations, cash flows, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 26, 2019

Pzena Funds
Expense Example
February 28, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2018 to February 28, 2019.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
February 28, 2019 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	9/1/18	2/28/19	9/1/18 – 2/28/19
Actual
Mid Cap Value Fund	$1,000.00	$908.90	$5.82
Emerging Markets Value Fund	1,000.00	1,020.40	7.91
Long/Short Value Fund	1,000.00	959.50	14.87
Small Cap Value Fund	1,000.00	919.60	7.19
International Small Cap Value Fund	1,000.00	916.00	6.70

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.70	$6.16
Emerging Markets Value Fund	1,000.00	1,016.96	7.90
Long/Short Value Fund	1,000.00	1,009.62	15.25
Small Cap Value Fund	1,000.00	1,017.31	7.55
International Small Cap Value Fund	1,000.00	1,017.80	7.05

(1)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund expenses are equal to the expense ratio of 1.23%, 1.58%, 3.06%, 1.51%, and 1.41%, respectively, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six month period of operation of the Funds). The ending account values in the table are based on its actual total returns of the Investor Class shares of each Fund.  The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund’s Investor Class shares returned -9.11%, 2.04%, -4.05%, -8.04%, and -8.33%, respectively.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	9/1/18	2/28/19	9/1/18 – 2/28/19
Actual
Mid Cap Value Fund	$1,000.00	$909.80	$4.26
Emerging Markets Value Fund	1,000.00	1,022.60	6.27
Long/Short Value Fund	1,000.00	960.70	13.51
Small Cap Value Fund	1,000.00	921.80	5.62
International Small Cap Value Fund	1,000.00	916.70	5.56

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.33	$4.51
Emerging Markets Value Fund	1,000.00	1,018.60	6.26
Long/Short Value Fund	1,000.00	1,011.01	13.86
Small Cap Value Fund	1,000.00	1,018.94	5.91
International Small Cap Value Fund	1,000.00	1,018.99	5.86

(2)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund expenses are equal to the expense ratio of 0.90%, 1.25%, 2.78%, 1.18%, and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six month period of operation of the Funds). The ending account values in the table are based on its actual total returns of the Institutional Class shares of each Fund. The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund’s Institutional Class shares returned -9.02%, 2.26%, -3.93%, -7.82%, and -8.33%, respectively.

Pzena Funds
Information about Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	5	Trustee, Advisors
(age 72)		term;	Delta Housing Corporation		Series Trust
615 E. Michigan Street		since	(collegiate housing management)		(for series not
Milwaukee, WI 53202		March	(2012 to present); Trustee		affiliated with
		2014.	and Chair (2000 to 2012),		the Funds);
			New Covenant Mutual Funds		Independent
			(1999 to 2012); Director and		Trustee from
			Board Member, Alpha Gamma		1999 to 2012,
			Delta Foundation (philanthropic		New Covenant
			organization) (2005 to 2011).		Mutual Funds
(an open-end
investment
company with
4 portfolios).

David G. Mertens	Trustee	Indefinite	Partner and Head of Business	5	Trustee, Advisors
(age 58)		term*;	Development (February 2019		Series Trust
615 E. Michigan Street		since	to present) Ballast Equity		(for series not
Milwaukee, WI 53202		March	Management, LLC (a privately-		affiliated with
		2017.	held investment advisory firm);		the Funds).
Managing Director and Vice
President, Jensen Investment
Management, Inc. (a privately-
held investment advisory firm)
(2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly President,	5	Trustee, Advisors
(age 84)	of the	term;	Hotchkis and Wiley Funds		Series Trust
615 E. Michigan Street	Board and	since	(mutual funds) (1985 to 1993).		(for series not
Milwaukee, WI 53202	Trustee	May			affiliated with
		2002.			the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	5	Trustee, Advisors
(age 71)		term;	President, CEO, U.S. Bancorp		Series Trust
615 E. Michigan Street		since	Fund Services, LLC, and its		(for series not
Milwaukee, WI 53202		September	predecessors, (May 1991		affiliated with the
		2008.	to July 2017).		Funds).

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)
Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	5	Trustee, Advisors
(age 60)		term*;	(financial consulting firm)		Series Trust
615 E. Michigan Street		since	(1998 to present).		(for series not
Milwaukee, WI 53202		January			affiliated with
		2016.			the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 50)	Chief	term; since	U.S. Bancorp Fund Services, LLC (February 1996 to present).
615 E. Michigan Street	Executive	December 2018.
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration, U.S. Bancorp
(age 57)	President,	term; since	Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Treasurer and	December 2007.
Milwaukee, WI 53202	Principal
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 47)	Treasurer	term; since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 36)	Treasurer	term; since	U.S. Bancorp Fund Services, LLC (July 2010 to present).
615 E. Michigan Street		December 2018.
Milwaukee, WI 53202

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC and
(age 61)	President,	term; since	Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Chief	September 2009.
Milwaukee, WI 53202	Compliance
Officer and
AML Officer

Emily R. Enslow, Esq.	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC (July 2013
(age 32)	President	term; since	to present).
615 E. Michigan Street	and	December 2017.
Milwaukee, WI 53202	Secretary

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2019, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-844-PZN-1996 (1-844-796-1996).

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on December 5-6, 2018, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Pzena Investment Management, LLC (the “Advisor”) on behalf of the Pzena Mid Cap Value Fund (the “Mid Cap Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Fund”), Pzena Long/Short Value Fund (the “Long/Short Fund”) and Pzena Small Cap Value Fund (the “Small Cap Fund”) (each, a “Fund,” and together, the “Funds”).  At this meeting, and at a prior meeting held on October 17-18, 2018, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Funds, as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds, noting that the Advisor currently serves as investment sub-advisor to a number of mutual funds not affiliated with the Trust and previously managed its own family of proprietary mutual funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered its knowledge of the Advisor’s operations and noted that during the course of the prior year they had met with the Advisor in person to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds as of July 31, 2018 on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  The Board considered that the Small Cap Fund was newer with less than three years of performance history. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund’s performance, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected market conditions.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of a Fund, as well as its level of risk tolerance, may differ significantly from funds in its peer universe.  The Trustees also discussed with the Advisor and considered that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Board therefore took into account the Advisor’s views as to the reasons for each Fund’s relative performance against peers and benchmarks over various time periods and its future outlook for each Fund. In considering each Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

Mid Cap Fund: The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for the one-year, three-year and since inception periods.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board also considered the Fund’s performance compared to the Advisor’s similarly managed accounts, noting that the Fund outperformed the similarly managed accounts for the one-year period and underperformed for the three-year period.

Emerging Markets Fund: The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below the peer group median for the one-year and since inception periods and above the peer group median for the three-year period.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Board reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board also considered the Fund’s performance compared to the Advisor’s similarly managed accounts, noting that the Fund outperformed the similarly managed accounts for the one-year period and underperformed for the three-year period.

Long/Short Fund: The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below the peer group median for the one-year and since inception periods and above the peer group median for the three-year period.

The Board reviewed the performance of the Fund against broad-based securities market benchmarks.

The Board also considered the Fund’s performance compared to the Advisor’s similarly managed accounts, noting that the Fund underperformed the similarly managed accounts for the one-year and three-year periods.

Small Cap Fund: The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for the one-year and since inception periods.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board also considered that the Advisor does not manage any other accounts with a similar strategy to that of the Small Cap Fund.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Mid Cap Fund: The Board noted that the Advisor had contractually agreed to maintain annual expense ratios for the Fund of 1.25% for Investor Class shares and 0.90% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares was slightly below the peer group median and above the average, and the Institutional Class shares was below the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was also above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees received by the Advisor were below the peer group median and average for the year ended July 31, 2018.  The Board also took into consideration the services the Advisor provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were lower than, equal to, or higher than the fees charged to the Advisor’s similarly managed account clients depending on the asset level.

Emerging Markets Fund: The Board noted that the Advisor had contractually agreed to maintain annual expense ratios for the Fund of 1.60% for Investor Class shares and 1.25% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average, and the total expense ratio for the Institutional Class shares was below the peer group median and above the peer group average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was equal to the peer group median and above the average.  The Board also took into consideration the services the Advisor provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Advisor’s similarly managed account clients depending on the asset level.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

Long/Short Fund: The Board noted that the Advisor had contractually agreed to maintain annual expense ratios for the Fund of 2.10% for Investor Class shares and 1.75% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios for the Investor Class shares and Institutional Class shares were below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratios for the Investor Class shares and Institutional Class shares were below the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was also above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees received by the Advisor were below the peer group median and average for the year ended July 31, 2018.  The Board noted that separate accounts were currently only utilized by employees of the Advisor.

Small Cap Fund: The Board noted that the Advisor had contractually agreed to maintain annual expense ratios for the Fund of 1.55% for Investor Class shares and 1.20% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was equal to the peer group median and slightly below the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average, and the total expense ratio for the Institutional Class shares was below the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was also above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees received by the Advisor were below the peer group median and average for the year ended July 31, 2018. The Board also considered that the Advisor does not manage any other accounts with a similar strategy to that of the Small Cap Fund.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Advisor were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds’ Investor Class shares.  The Board also considered “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board noted the Advisor’s separate account clients are not invested in the Funds, and as a result the Advisor was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Pzena Funds
Notice to Shareholders
February 28, 2019 (Unaudited)

Federal Tax Distribution Information

Certain dividend paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  For the fiscal year ended February 28, 2019, the percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mid Cap Value Fund	100.00%
Emerging Markets Value Fund	95.95%
Long/Short Value Fund	100.00%
Small Cap Value Fund	44.21%
International Small Cap Value Fund	54.19%

For corporate shareholders in the Funds, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2019, was as follows:

Mid Cap Value Fund	100.00%
Emerging Markets Value Fund	1.77%
Long/Short Value Fund	100.00%
Small Cap Value Fund	44.21%
International Small Cap Value Fund	0.00%

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus, To obtain a free prospectus, please call 1-844-PZN-l996 (l-844-796-1996).

ZP-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2019	FYE 2/28/2018
Audit Fees	$86,600	$71,600
Audit-Related Fees	N/A	N/A
Tax Fees	$18,000	$14,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2019	FYE 2/28/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2019	FYE 2/28/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)     /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date    5/9/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date    5/9/2019

By (Signature and Title)     /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date    5/8/2019